SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CONCEPTUS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CONCEPTUS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Conceptus, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 7, 2006 at 10:00 a.m., local time, at the Company’s executive office located on 331 East Evelyn Avenue, Mountain View, California 94041, for the following purposes:

1.      To elect Class III directors to serve a term of three years or until their successors are elected and qualified.

2.      To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

3.      To approve the Eighth Amended and Restated 2001 Equity Incentive Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 1,500,000 shares.

4.      To approve an amendment to the 1995 Employee Stock Purchase Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 160,000 shares.

5.      To conduct such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We know of no other matters to be presented at the Meeting. If any other matters come before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment. Only stockholders of record at the close of business on Thursday, April 13, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Your shares will be voted at the Annual Meeting in accordance with your instructions. You can revoke the proxy at any time prior to voting, and the giving of a proxy will not affect your right to vote in the event you attend the Annual Meeting in person.

Very truly yours,

MICHAEL W. HALL
Secretary

Mountain View, California
April 24, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

CONCEPTUS, INC.

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Conceptus, Inc. (“Conceptus” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Friday, June 7, 2006, at 10:00 a.m., local time, or at any postponement or adjournment(s) thereof (the “Annual Meeting”), for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal executive office located on 331 E. Evelyn Avenue, Mountain View, California 94041, United States. The Company’s telephone number is (650) 962-4000.

These proxy solicitation materials were mailed to stockholders on or about April 28, 2006.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to the Company (Attention: Gregory E. Lichtwardt) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attending the Annual Meeting by itself will not revoke a proxy previously given.

Record Date and Share Ownership

Only stockholders of record at the close of business on Thursday, April 13, 2006 are entitled to notice of and to vote at the meeting. At the record date, 29,164,506 shares of the Company’s Common Stock were issued and outstanding.

Votes Required and Method of Counting Votes

Holders of shares of Common Stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such other proposals. Broker non-votes will not be counted as votes for or against such other proposals and will not be included in counting the number of votes necessary for approval of any such proposal.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted, as the case may be with respect to the item not marked: FOR the election of directors, FOR ratification of the appointment of the designated independent auditors, FOR the Eighth Amended and Restated 2001 Equity Incentive Plan, FOR the amendment to the 1995 Employee Stock Purchase Plan, and as the proxy holders deem advisable on other matters that may come before the meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

We know of no other matters to be presented at the Annual Meeting. If any other matters come before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has engaged MacKenzie Partners, Inc. (“MacKenzie”), a proxy solicitation firm, to assist in the solicitation of proxies. We expect MacKenzie’s fee to be approximately $5,000. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Deadline for Receipt of Stockholder Proposals for 2007 Annual Meeting

Proposals of stockholders that are intended to be presented by such stockholder at the Company’s 2007 Annual Meeting must be received by the Company no later than April 7, 2007 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of eight directors, divided into three classes. Each class of directors consists of two to three directors, and each class of directors serves for a staggered three year term or until a successor is elected and qualified. The Class I directors are Mr. Mark M. Sieczkarek and Mr. Thomas Bonadio, whose current terms will end at the Annual Meeting of Stockholders in 2007. The Class II directors are Mr. Michael Baker, Ms. Annette M. Bianchi and Mr. Peter L. Wilson, whose current terms will end at the Annual Meeting of Stockholders in 2008. The Class III directors are Ms. Kathryn A. Tunstall, Mr. Robert Toni and Dr. Florence Comité, whose current terms will end at the Annual Meeting of Stockholders in 2006.

Two of the current members of Class III directors are standing for re-election in 2006, Ms. Kathryn A. Tunstall and Mr. Robert Toni. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named below, each of whom is currently a director of the Company. Effective immediately prior to the meeting, the number of authorized directors shall be reduced to seven.

In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is expected that all nominees will be able and willing to serve as directors.

There are no family relationships among our directors or executive officers. The names of directors, their ages as of April 1, 2006 and certain other information about them are set forth below:

Name	Age	Position with Conceptus	Class	Director Since
Kathryn A. Tunstall(4)	56	Chairman of the Board of Directors	III	1993
Mark M. Sieczkarek(4)	51	President, Chief Executive Officer and Director	I	2003
Michael A. Baker(4)	47	Director	II	2003
Annette M. Bianchi(4)(2)	47	Director	II	2005
Thomas F. Bonadio(1)(3)(4)	56	Director	I	2003
Florence Comité, M.D.(5)	54	Director	III	1997
Robert V. Toni(1)(2)(3)(4)	65	Director	III	2003
Peter L. Wilson(1)(2)(3)(4)	61	Lead Independent Director	II	2001

(1)          Member of Audit Committee.

(2)          Member of Compensation Committee.

(3)          Member of Nominating Committee.

(4)          Member of Executive Committee.

(5)          On April 3, 2006, Dr. Florence Comité communicated her decision to the Company not to stand for re-election to the Company’s Board of Directors at the Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTORS THROUGH 2009

Class III Directors:

Ms. Tunstall, Chairman of the Board of Directors since January 2000, has served as our director since July 1993 and served as our President and Chief Executive Officer from July 1993 to December 31, 1999. Prior to joining Conceptus, Ms. Tunstall spent seven years as an executive officer of the Edwards Less Invasive Surgery Division of Baxter International, a division engaged in the research and development, manufacturing and marketing of cardiovascular catheters, serving as President from June 1990 to June 1993 and serving as Vice President and Director of Worldwide Sales and Marketing from November 1986 to June 1990. From 1980 to 1986, Ms. Tunstall held various positions in manufacturing and marketing, including that of Vice President of Marketing of McGaw Laboratories, a pharmaceutical and medical device company. Ms. Tunstall also serves as a director and a compensation committee member of two medical device companies, Vivant Medical, Inc. and Solarant Medical, Inc. and is on the board of directors of Caliper Life Sciences, Inc., a public biotechnology company. Ms. Tunstall is also a founder and chairman of the Board of Directors of Fair Advantage, Inc., an educational services company. Ms. Tunstall holds a B.A. in Economics from the University of California and has also completed graduate level studies in Business and Healthcare Administration.

Mr. Toni was appointed to our Board of Directors in October 2003. Mr. Toni retired in October 2002 from Closure Medical Corporation, where he held the position of President and Chief Executive Officer and served on the Executive Committee for eight years. Mr. Toni is currently an advisor to Closure Medical. Previous to Closure Medical, Mr. Toni was General Manager of Iolab Corporation for five years and held a number of senior positions with Coopervision Cilco for 7 years with his last position being President. Mr. Toni’s earlier career was primarily in financial management for several large companies, including AMF and General Motors where he held the positions of Controller and Accounting Manager, respectively. He holds a B.B.A. from Iona College.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR

Class I Directors (terms expire in 2007):

Mr. Sieczkarek was appointed as our President and Chief Executive Officer and to the Board of Directors in April 2003. Mr. Sieczkarek served as President, Americas, of Bausch and Lomb, Inc. from July 2001 to January 2003, as Corporate Vice President and President—Europe, Middle East and Africa Region from 1999 to 2001 and held positions of increasing responsibility at various divisions of Bausch and Lomb from 1995 to 1999. Prior to joining Bausch and Lomb, Mr. Sieczkarek was Vice President and Chief Financial Officer of KOS Pharmaceuticals from 1993 to 1995. From 1980 to 1993, Mr. Sieczkarek held executive level positions in Finance and Commercial Operations with several Bristol Myers-Squibb subsidiaries and Sanofi Diagnostics Pasteur. Mr. Sieczkarek currently serves on the Board of Trustees at St. John Fisher College, in Rochester, New York. Mr. Sieczkarek holds a B.S. in Accounting from the State University of New York at Buffalo and a MBA degree in Finance from Canisius College.

Mr. Bonadio was appointed to our Board of Directors in September 2003. Mr. Bonadio is co-founder and managing partner of The Bonadio Group, an independent provider of accounting, business advisory and financial services in the upstate New York area. He co-founded this business in 1978, following seven years with Arthur Andersen & Co. Mr. Bonadio is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He holds a B.B.A. from St. John Fisher College, and serves as chairman of the college’s Board of Trustees.

Class II Directors (terms expire in 2008):

Mr. Baker was appointed to our Board of Directors in September 2003. Since 1997, Mr. Baker has been the President and Chief Executive Officer of ArthroCare Corporation, a manufacturer and marketer of medical devices. From 1989 to 1997, he held several positions in planning, corporate development and senior management at Medtronic, Inc., a medical technology company specializing in implantable and invasive therapies. Mr. Baker serves on the board of directors at ArthroCare. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an MBA from the University of Chicago.

Ms. Annette M. Bianchi was appointed to our Board of Directors in August 2005. She began her career in venture capital in 1985 as an Associate with Burr, Egan, Deleage & Company and became a General Partner of that firm in 1988. In 1992, Ms. Bianchi joined Weiss, Peck & Greer Venture Partners as a General Partner of the Healthcare Practice. In 1999, she became a Managing Director at Pacific Venture Group, a dedicated healthcare fund. In 2004, she became Managing Director at VantagePoint Venture Partners. Ms. Bianchi holds a B.S.E. and an M.S.E. from the University of Pennsylvania and an M.B.A. from The Wharton School.

Mr. Wilson was appointed to our Board of Directors in December, 2001 and was appointed as the lead independent director in November, 2002. Mr. Wilson currently serves on the board of directors of ArthroCare Corporation, a manufacturer and marketer of devices for minimally invasive surgical procedures. Mr. Wilson was President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant in healthcare business development and marketing. From 1972 to 1992, Mr. Wilson worked for Proctor & Gamble / Richardson Vicks, where he held various positions as President of Richardson Vicks, Vice President/General Manager of Proctor & Gamble Vicks Healthcare, President/General Manager of the Vidal Sassoon Division and President/General Manager of the Personal Care Division. Mr. Wilson holds an M.B.A. in marketing from Columbia University and a B.A. from Princeton University.

DIRECTOR WHOSE TERM EXPIRES THIS YEAR AND
WHO IS NOT STANDING FOR REELECTION

Dr. Comité was elected to our Board of Directors in September 1997 and also served as a consultant for us pursuant to a consulting agreement. The consulting agreement was terminated in 2003. Dr. Comité is currently an Associate Clinical Professor at Yale University School of Medicine. From 1988 to 1998, Dr. Comité founded and directed Women’s Health at Yale University School of Medicine as an Associate Professor in Endocrinology, Departments of Internal Medicine and Pediatrics and in Reproductive Endocrinology, Department of Obstetrics and Gynecology. From 1994 to 1997, Dr. Comité served as Deputy Medical Director of Time Life Medical/ Patient Education Media, Inc. In 1994 and 1995, Dr. Comité also served as Senior Clinical and Research Advisor to the National Institutes of Health Offices of Alternative Medicine and Research in Women’s Health. In 2003, Dr. Comité was appointed to serve on the Institute of Medicine (National Academies of Science) Committee on the Use of Complementary and Alternative Medicine by the American Public. Over the past decade, Dr. Comité has worked with numerous corporations in Women’s Health as an independent consultant (in women’s health, business development, marketing strategies and PR), management (Chief Medical Officer and Medical Director), founder, and director. Dr. Comité received her M.D. from Yale University School of Medicine. On April 3, 2006, Dr. Florence Comité communicated her decision to the Company not to stand for re-election to the Company’s Board of Directors at the Annual Meeting.

Board Meetings and Committees

Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend and historically many of them have done so. To facilitate attendance and reduce travel costs, the Company usually schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board, although in some years scheduling conflicts have prevented this arrangement. Eight directors attended the annual stockholder meeting in May 2005 by telephone or in person.

The Board of Directors has determined that all of the members of the Board of Directors, other than Mr. Sieczkarek and Ms. Tunstall, are “independent” as that term is defined in the Nasdaq Marketplace Rules. In addition, the Board of Directors has determined that each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board of Directors held, including through its committees meetings, 27 in-person and phone meetings during the fiscal year ended December 31, 2005. The Board of Directors has an Executive Committee, an Audit Committee, Compensation Committee, of which there is a Stock Option Subcommittee, and a Nominating and Corporate Governance Committee. The Board has adopted a charter for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Executive Committee

The Executive Committee of the Board of Directors (the “Executive Committee”) consists of Messrs. Sieczkarek, Baker, Bonadio, Toni, and Wilson and Ms. Tunstall and Ms. Bianchi. Mr. Sieczkarek serves as the Chairman of the Executive Committee. During the last fiscal year, the Executive Committee held twelve meetings and took action by unanimous written consent on two occasions. The Executive Committee has the authority to exercise all powers of the Board between meetings of the Board, except in cases where action of the entire Board is required by the certificate of incorporation or bylaws of the Company or applicable law. Pursuant to the Delaware General Corporation Law, the Executive Committee shall not have the power or authority to approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the Company. The Executive Committee does not have authority to act with respect to a matter if and to the extent applicable law or Nasdaq rule or policy requires that the Audit Committee, the Compensation Committee, or the Nominating & Corporate Governance Committee take or first recommend action on the matter.

Audit Committee

The Audit Committee of the Board of Directors (the “Audit Committee”) currently consists of Mr. Bonadio, Mr. Wilson and Mr. Toni. In 2005, the Audit Committee consisted of Mr. Bonadio, Mr. Baker and Mr. Toni. Mr. Bonadio serves as the Chairman of the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings. The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Board adopted the Audit Committee Charter on April 16, 2003 and approved an amended Audit Committee Charter on February 17, 2005 and December 15, 2005. The Audit Committee Charter is attached hereto as Appendix C.

The Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has further determined that Mr. Bonadio is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Compensation Committee

The Compensation Committee of the Board of Directors (the “Compensation Committee”) consists of Mr. Wilson, Mr. Toni and Ms. Bianchi. Mr. Toni serves as the Chairman of the Compensation Committee. The Stock Option Subcommittee includes Mr. Sieczkarek. During the last fiscal year, the Compensation Committee held five meetings. The Compensation Committee, or a subcommittee thereof, where necessary, administers the Company’s incentive compensation and benefit plans (including stock plans) and, in conjunction with the Board of Directors, establishes salaries, incentives and other forms of compensation for directors, officers and other employees. The Stock Option Subcommittee makes recommendations and approves option grants to certain employees and consultants pursuant to the Company’s stock plans. The Board of Directors has determined that all of the members of the Compensation Committee are “independent” as defined in the Nasdaq Marketplace Rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) is composed of three non-employee directors, Mr. Wilson, Mr. Bonadio and Mr. Toni. Mr. Wilson serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee establishes qualification standards for membership on the Board of Directors, identifies qualified individuals for membership on the Board of Directors and considers and recommends director nominees for approval by the Board of Directors and the stockholders. The Nominating and Corporate Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director.

During the last fiscal year, the Nominating and Corporate Governance Committee held three meetings. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined in the Nasdaq Marketplace Rules. The Company’s policy is for the Nominating and Corporate Governance Committee to consider stockholder recommendations for director nominee(s) that are submitted in accordance with the Company’s bylaws. The provisions of the Company’s bylaws relevant to stockholder submission of director nominee(s) are described in greater detail below. To date, the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•       the appropriate size of the Board of Directors;

•       the needs of the Company with respect to the particular talents and experience of its directors;

•       the skills, experience and reputation of the potential nominee in relation to the capabilities already present on the Board of Directors;

•       the judgment and perspective developed through business experiences and/or educational endeavors;

•       the candidate’s ability to work with other members of the Board of Directors and management to further our goals and increase stockholder value; and

•       the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

The objective of the Nominating and Corporate Governance Committee is to structure a Board of Directors that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. Other than the foregoing, there are no stated minimum criteria for director nominees. The Nominating and Corporate Governance Committee may, however, consider such other factors as it deems are in the best interests of the Company and the stockholders.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee decides not to nominate a member for re-election, unless the Board of Directors determines not to fill a vacancy the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee as outlined above. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future if necessary.

Stockholders may send any recommendations for director nominees or other communications to the Board of Directors or any individual director c/o Peter Wilson, Conceptus, Inc. 331 E. Evelyn Avenue, Mountain View, CA, USA 94041. All communications received will be reported to the Board or the individual directors, as appropriate. As required under the Company’s bylaws, any stockholder recommendation for director nominee(s) should include (i) the candidate’s name, age, business and residence addresses, (ii) the candidate’s principal occupation or employment, (iii) the number of shares of common stock of the Company beneficially owned by the candidate (if any), and (iv) any other information relating to such nominee(s) that is required to be disclosed under the Exchange Act, including, without limitation, the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. In addition, any such stockholder recommendation for director nominee(s) should include (i) the stockholder’s name and address as they appear on the books of the Company, (ii) the number of shares of common stock of the Company beneficially owned by the stockholder, and (iii) any other information that is required to be provided by the stockholder pursuant to the Exchange Act. To be considered timely and properly brought before an annual meeting of stockholders, any such stockholder recommendation for director nominee(s) must be delivered to the principal executive offices of the Company no sooner than ninety (90) days and no later than sixty (60) days prior to the scheduled annual meeting of stockholders. In the event that less than sixty (60) days’ notice or prior public disclosure of the date of the annual meeting of stockholders is given or made to stockholders, notice by the stockholder will be considered timely filed if received before the close of business on the tenth (10th) day following the date the notice of the annual meeting of stockholders was mailed or public disclosure of the same was made. For any such timely and properly brought stockholder recommendation for director nominee(s) to be included in the proxy statement and form of proxy for an annual meeting of stockholders, the stockholder must provide notice as required by the Exchange Act. For more information, please refer to “Deadline for Receipt of Stockholder Proposals for 2007 Annual Meeting” on page 2 of this proxy statement.

Code of Ethics

The Board of Directors has adopted a formal code of ethics that applies to all of the Company’s employees, officers and directors. You can access the latest copy of the Code of Ethics, as well as the charters of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors in the About Conceptus section of our website at http://www.conceptus.com.

During fiscal 2005, none of the incumbent directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors (held while such director was a member) or of the committees upon which such director served (during the periods such director served).

Director Compensation

Cash Payments

Compensation for our outside directors is as indicated below. In addition, the Company reimburses each outside director for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or any committee thereof.

BOARD OF DIRECTORS CASH COMPENSATION

		Approved for 2006
ANNUAL RETAINER
Board and Executive Committee Members		$10,000
ADDITIONAL ANNUAL RETAINER
Lead Director (as Governance & Nominating Committee Chair)		15,000
Audit Chair		15,000
Other Audit Committee Members		3,000
Compensation Committee Chair		10,000
Other Compensation Committee Members		1,000
MEETING FEES
Board and Executive Committee Members		2,500 (or $500/hr if telephonically)
Audit Committee	If separate meeting	$750/hr
Compensation Committee	If separate meeting	$500/hr
Governance & Nominating Committee	If separate meeting	$500/hr

Deferred Fee Plan

The Company has established a deferred fee plan pursuant to which its non-employee directors may elect to defer receipt of all or part of the compensation payable to them for serving on the Board of Directors or committees of the Board of Directors. The amount a participant elects to defer will be used to purchase phantom units of the Company’s Common Stock (including fractional shares) using the fair market value of the Common Stock on the date the compensation would otherwise have been paid. The phantom Common Stock units would be appropriately adjusted for stock splits, dividends, reorganizations and similar events. The deferred compensation is not distributable until the termination of such participant’s service as a director. Upon distribution, the phantom Common Stock units would be payable to a participant in an equal number of whole shares of Common Stock issued by the Company or in cash, or a combination of Common Stock and cash, in one lump sum or, if the participant chooses, in ten substantially equal annual installments. The participant may change the distribution election no later than twelve months prior to the first date deferred compensation is to be paid.

Automatic Option and Restricted Stock Grants

Our non-employee directors are automatically granted shares of restricted stock and options to purchase shares of our Common Stock pursuant to the terms of our Seventh Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”). In February 2006, the Executive Committee approved the Eighth Amended and Restated 2001 Plan to provide for a change to the number of shares of restricted stock granted annually to our non-employee directors.

Under the Eighth Amended and Restated 2001 Plan, (i) each person who becomes a non-employee director will be granted on the date on which he or she first becomes a non-employee director (A) an option to purchase 20,000 shares of our common stock on the date of such initial election (the “Initial Option”) and (B) 6,670 shares of restricted stock (“Initial Restricted Stock Grant”), and (ii) each person who is a non-employee director automatically will be granted (A) an additional option to purchase 7,500 shares of the our common stock (a “Subsequent Option”) and (B) 2,500 shares of restricted stock (“Subsequent Restricted Stock Grant”), each on the date of each annual meeting of stockholders immediately following which such director is serving on our Board of Directors, provided that, on such date, he or she shall have served on our Board of Directors for at least six (6) months prior to the date of such annual meeting.

Vesting of Director Options.   The 2001 Plan provides that (i) 25% of the shares subject to each Initial Option shall become exercisable on the one year anniversary of the date of grant of the Initial Option and the remaining shares shall become exercisable in installments as to 1/48 of the total number of shares subject to the Initial Option on each monthly anniversary of the date of grant of the Initial Option thereafter and (ii) each Subsequent Option shall become exercisable in installments as to 1/12 of the total number of shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option. Options granted to non-employee directors under the 2001 Plan have a term of ten years and an exercise price equal to the fair market value of Common Stock on the date of grant. The options granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Changes in Capitalization, Merger or Asset Sale” under Proposal No. 3.

Vesting of Director Restricted Stock.   The 2001 Plan provides that the Initial Restricted Stock Grant and Subsequent Restricted Stock Grant shall be pursuant to the terms of a restricted stock agreement, which shall grant the Company the right to repurchase shares issued pursuant to the Initial Restricted Stock Grant and Subsequent Restricted Stock Grant upon the termination of the director’s status as a director for any reason (including death or disability). The repurchase option lapses as follows: (i) each Initial Restricted Stock Grant will become vested in equal installments as to 1/3 of the total number of shares subject to the Initial Restricted Stock Grant on each annual anniversary of the date of grant and (ii) each Subsequent Restricted Stock Grant will become vested in equal installments as to 1/3 of the total number of shares subject to the Subsequent Restricted Stock Grant on each annual anniversary of the date of grant. The shares of restricted stock granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Changes in Capitalization, Merger or Asset Sale” under Proposal No. 3.

In addition, pursuant to the 2001 Plan, the non-employee directors who serve on the following committees of the board will be granted in connection with the annual grants described above additional shares of restricted stock and additional options to purchase shares of our common stock as set forth below:

BOARD OF DIRECTORS’
ADDITIONAL AUTOMATIC OPTION AND RESTRICTED STOCK GRANTS

	Annual Additional Options	Annual Additional Restricted Stock Grants
Lead Director	—	500
Audit Chair	5,000	500
Other Audit Committee Members	2,000	—
Compensation Chair	2,000	500
Other Compensation Committee Members	1,000	—

Each of the foregoing additional options shall become exercisable in installments as to 1/12 of the total number of shares subject to such option on each monthly anniversary of the date of grant of such option. Such options shall have an exercise price equal to the fair market value of our common stock on the date of grant, and a term of ten years. Each of the foregoing additional restricted stock grants shall become vested in equal installments as to 1/3 of the total number of shares subject to such grants on each annual anniversary of the date of grant. The options and shares of restricted stock granted to non-employee directors are subject to accelerated vesting upon a change of control in accordance with the terms of the 2001 Plan.

The foregoing description is qualified in its entirety by reference to the Eighth Amended and Restated 2001 Plan, attached hereto as Appendix A.

Mr. Sieczkarek was not separately compensated for his service as director. Ms. Kathryn Tunstall, the Chairman of the Board of Directors is paid a retainer fee of $12,500 per month and was granted 12,500 shares of stock options and 3,000 shares of restricted stock in 2005.

Required Vote

If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE FOR THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

APPROVAL OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee and subject to stockholder ratification, the Board of Directors has retained PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. In recommending to the Board of Directors that PricewaterhouseCoopers LLP be retained as the Company’s independent registered public accounting firm, the Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP’s independence and concluded that it was.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection.

Required Vote

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT TO THE
AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

The Board of Directors has approved and adopted, subject to stockholder approval, the amendment to the 2001 Plan in substantially the form attached to this proxy statement as Appendix A (the “2001 Plan Amendment”).

Subject to the stockholders’ approval, the 2001 Plan Amendment would increase the number of the shares of Common Stock reserved for issuance thereunder by 1,500,000 shares. The increase in shares has been necessitated primarily by the hiring of new employees, particularly officers, and secondarily, by the grant of additional stock options to current employees as incentive and performance awards. In order to be responsive to stockholder concerns regarding dilution and the requirement to record compensation expense for stock options going forward, while at the same time remaining competitive with compensation practices in our industry, management has modified its approach to option granting and expects to only make significant grants to senior management going forward. The Company expects that this increase of 1,500,000 shares will meet its needs for the next two to three years, enabling the Company to continue its policy of equity ownership by employees, directors and consultants as an incentive to contribute to the Company’s success.

The Company’s Board of Directors approved the proposed 2001 Plan Amendment in April 2006, to be effective upon stockholder approval.

General

The 2001 Plan provides for the grant issuance of options, restricted stock, stock appreciation rights, performance share awards, dividend equivalents awards, stock payment awards, stock purchase rights and restricted stock unit awards to employees, directors and consultants of the Company. The 2001 Plan was originally adopted by the Board of Directors on March 21, 2001 with a total of 1,000,000 shares of Common Stock reserved for issuance thereunder, and was approved by the stockholders in May 2001. In March 2002, the Board of Directors approved an amendment and restatement of the 2001 Plan to increase the shares of Common Stock reserved for issuance thereunder by an additional 1,000,000 shares, bringing the aggregate number reserved for issuance to 2,000,000 shares of Common Stock, and to provide for automatic grants of non-qualified stock options to non-employee directors as had been provided under the 1995 Director’s Stock Option Plan. The stockholders approved this amendment and restatement in May 2002. In April 2003, the Board of Directors approved the Second Amended and Restated 2001 Equity Incentive Plan to increase the size of the formula grants to non-employee directors and to prohibit repricing under the 2001 Plan. The stockholders approved this amendment and restatement in June 2003. In March 2004, the Board of Directors approved the Third Amended and Restated 2001 Plan to reduce the size of the automatic grants of stock options to non-employee directors and to provide for automatic grants of restricted stock to non-employee directors and to increase the shares of Common Stock reserved for issuance thereunder by an additional 500,000 shares, bringing the aggregate number reserved for issuance to 2,500,000 shares of Common Stock. The stockholders approved this amendment and restatement in June 2004. In November 2004, the Board of Directors approved the Fourth Amended and Restated 2001 Plan to provide for the grant of restricted stock units and stock appreciation rights. In January 2005, the Board of Directors approved the Fifth Amended and Restated 2001 Plan to provide for a change in the number of shares to be automatically granted to non-employee directors under the plan. In December 2005, the Board of Directors approved the Sixth Amended and Restated 2001 Plan to establish that the price of future grants be based on the closing price of the Company’s stock on the date of grant, rather than the previous trading day. In February 2006, the Board of Directors approved the Seventh Amended and Restated 2001 Plan to provide for the increase the annual grant of restricted stock for directors from 2,000 shares to 2,500 shares. In April 2006, the Board of Directors approved the amendment to the Eight Amended and Restated 2001 Plan to increase the shares of Common Stock reserved for issuance thereunder by an additional 1,500,000 shares, bringing the aggregate number reserved for issuance to 4,000,000 shares of Common Stock.

Options granted under the 2001 Plan may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. Only employees of the Company or employees of a subsidiary of the Company may be granted “incentive stock options.” The Board of Directors, at its discretion, may also grant rights to purchase Common Stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below. No stock purchase rights were granted under the 2001 Plan during the fiscal year ended December 31, 2005.

The 2001 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

The purposes of the 2001 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to the Company’s employees, directors and consultants and to promote the success of the Company’s business.

Administration

The 2001 Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The 2001 Plan is currently being administered by the Board of Directors, the Compensation Committee of the Board of Directors and the Stock Option Subcommittee. The Compensation Committee, comprised of Mr. Wilson, Mr. Toni and Ms. Bianchi, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code and has the exclusive authority to grant stock options and purchase rights and otherwise administer the 2001 Plan with respect to the Company’s officers and directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 2001 Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

Eligibility

The 2001 Plan provides that either incentive stock options or non-qualified stock options may be granted to the employees (including officers and directors who are employees) of the Company or any of the Company’s subsidiaries may be granted incentive stock options or other awards. In addition, the 2001 Plan provides that non-qualified stock options may be granted to the directors and consultants of the Company or any of the Company’s subsidiaries. The Board of Directors or the Compensation Committee, or the Stock Option Subcommittee, determines which of the Company’s employees and consultants will be granted awards and determines the number of shares to be subject to each award. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the employee or consultant, the value of his or her services to the Company, his or her present and potential contribution to the Company’s success, and other relevant factors.

The 2001 Plan provides that the maximum number of shares of Common Stock that may be granted under options or purchase rights to any one person during any fiscal year shall be 800,000, subject to adjustment as provided in the 2001 Plan. There is also a $100,000 limit under the Code on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

Each option is evidenced by a stock option agreement between the Company and the optionee. Under the 2001 Plan, each option is subject to the following additional terms and conditions:

Exercise of the Option.   The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in such form of consideration as is determined by the Board of Directors or its committee and may vary for each option.

Exercise Price.   The exercise price under the 2001 Plan shall be determined by the Board of Directors or its committee and may not be less than 100% of the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options. The fair market value per share is equal to the closing price on The Nasdaq National Market on the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of all classes of the Company’s stock or any of the Company’s subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of grant.

Termination of Employment.   If the optionee’s employment or service relationship terminates for any reason other than disability or death, options under the 2001 Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability.   If an optionee is unable to continue his or her employment or service relationship with the Company as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death.   Under the 2001 Plan, if an optionee should die while employed or retained by the Company, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after the date of death to the extent the options are exercisable on the date of death.

Term of Options.   The 2001 Plan provides that options granted under the 2001 Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of the Company’s stock or any of the Company’s subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

Other Provisions.   The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2001 Plan as may be determined by the Board of Directors or its committee.

No Repricing of Awards

The 2001 Plan does not permit the Board of Directors, without stockholder approval, to amend the terms of any outstanding award under the 2001 Plan to reduce its exercise price or cancel and replace any outstanding award with grants having a lower exercise price.

Automatic Grants to Non-Employee Directors

Grants of Awards.   Pursuant to the 2001 Plan, (i) each person who becomes a non-employee director will be granted on the date on which he or she first becomes a non-employee director (A) a non-qualified option to purchase 20,000 shares of Common Stock on the date of such initial election (“Initial Option”) and (B) 6,670 shares of restricted stock (“Initial Restricted Stock Grant”), and (ii) each person who is a non-employee director automatically shall be granted (A) a non-qualified option to purchase 7,500 shares of Common Stock (“Subsequent Option”) and (B) 2,500 shares of restricted stock (“Subsequent Restricted Stock Grant”), each on the date of each annual meeting of stockholders immediately following which such director is serving on the Board of Directors, provided that, on such date, he or she shall have served on the Board of Directors for at least six (6) months prior to the date of such annual meeting. In addition, pursuant to the 2001 Plan, the non-employee directors who serve on the Audit and Compensation committees of the Board of Directors will be granted in connection with the annual grants described above additional shares of restricted stock (“Additional Restricted Stock Grants”) and additional options (“Additional Options”) to purchase shares of our common stock as follows, (i) the Lead Director shall receive 500 shares of restricted stock, (ii) the Chairperson of the Audit Committee shall receive an option to purchase 5,000 shares of Common Stock, and 500 shares of restricted stock, (iii) the Chairperson of the Compensation Committee shall receive an option to purchase 2,000 shares of Common Stock, and 500 shares of restricted stock, (iv) each non-employee director on the Audit Committee, other than the Chairperson, shall receive an option to purchase 2,000 shares of Common Stock, and (v) each non-employee director on the Compensation Committee, other than the Chairperson, shall receive an option to purchase 1,000 shares of Common Stock.

Vesting of Director Options.   The 2001 Plan provides that (i) 25% of the shares subject to each Initial Option shall become exercisable on the one year anniversary of the date of grant of the Initial Option and the remaining shares shall become exercisable in installments as to 1/48 of the total number of shares subject to the Initial Option on each monthly anniversary of the date of grant of the Initial Option thereafter and (ii) each Subsequent Option and Additional Option shall become exercisable in installments as to 1/12 of the total number of shares subject to the Subsequent Option or Additional Option on each monthly anniversary of the date of grant of such option. Options granted to non-employee directors under the 2001 Plan have a term of ten years and an exercise price equal to the fair market value of Common Stock on the date of grant. The options granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Changes in Capitalization, Merger or Asset Sale” under this Proposal No. 3.

Vesting of Director Restricted Stock.   The 2001 Plan provides that the Initial Restricted Stock Grant, Subsequent Restricted Stock Grant and Additional Restricted Stock Grant shall be pursuant to the terms of a restricted stock agreement, which shall grant the Company the right to repurchase shares issued pursuant to the Initial Restricted Stock Grant, Subsequent Restricted Stock and Additional Restricted Stock Grant upon the termination of the director’s status as a director for any reason (including death or disability). The repurchase option lapses as follows: (i) each Initial Restricted Stock Grant will become vested in equal installments as to 1/3 of the total number of shares subject to the Initial Restricted Stock Grant on each annual anniversary of the date of grant, (ii) each Subsequent Restricted Stock Grant will become vested in equal installments as to 1/3 of the total number of shares subject to the Subsequent Restricted Stock Grant on each annual anniversary of the date of grant and (iii) each Additional Restricted Stock Grant will become vested in equal installments as to 1/3 of the total number of shares subject to the Additional Restricted Stock Grant on each annual anniversary of the date of grant. The shares of restricted stock granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Changes in Capitalization, Merger or Asset Sale” under this Proposal No. 3.

Other Terms of Awards.   Under the 2001 Plan, options granted to non-employee directors are exercisable, and unvested shares of restricted stock are subject to repurchase by the Company, after the termination of a director’s status as a director for the period of time specified in the option agreement, which is (i) ninety days after the date of termination of status for any reason other than death or disability, (ii) twelve months after the date of death if such non-employee director served as a member of the Board of Directors at the time of his or her death, (iii) six months after the date of death if such non-employee director served as a member of the Board of Directors within the three months prior to his or her death and (iv) six months after the date of total and permanent disability if such non-employee director served as a member of the Board of Directors at the time of his or her total and permanent disability. In no event may an option be exercised after expiration of its term.

Restricted Stock Purchase Rights

The 2001 Plan permits the granting of rights to purchase Common Stock either alone, in addition to, or in tandem with other awards made by the Company. Upon the granting of a stock purchase right under the 2001 Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid, if any, and the time in which such person must accept such offer. The purchase price for stock purchased may be at various prices as determined by the Board of Directors or its committee.

Unless the Board of Directors or its committee determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the 2001 Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability).

Restricted Stock Units

The 2001 Plan permits the granting of restricted stock unit awards in the manner determined by the Board of Directors or its committee. The vesting of the restricted stock units is determined by the Board of Directors or its committee and may be linked to specific performance criteria. The underlying Common Stock of a restricted stock unit award will not be issued until such restricted stock unit award has vested. The holder of a restricted stock unit does not have rights of a stockholder with respect to such restricted stock units until the restricted stock units have vested and the Common Stock underlying the restricted stock units have been issued. All restricted stock units are subject to the additional terms and conditions as determined by the Board of Directors or its committee and such terms and conditions are evidenced by a written award agreement.

Stock Appreciation Rights

Stock Appreciation Rights or SARs may be granted in connection with options, or separately. SARs granted in connection with options typically will provide for payments, if any, to the holder based upon increases in the price of the Common Stock over the exercise price of the related option or other awards. The Board of Directors or its committee may elect to pay SARs in cash, in shares of Common Stock, or in a combination of both.

Dividend Equivalents

Dividend Equivalents may be granted based on the dividends declared on the shares of Common Stock that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Board of Directors or its committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board of Directors or its committee.

Performance Awards

Performance Awards may be granted based upon any one or more specific performance criteria determined appropriate by the Board of Directors or its committee, in each case on a specified date or dates or over any period or periods determined by the Board of Directors or its committee. In making such determinations, the Board of Directors or its committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular participant.

Stock Payments

Stock Payments may be granted in the manner determined by the Board of Directors or its committee. The number of shares shall be determined by the Board of Directors or its committee and may be based upon specific performance criteria, determined on the date such Stock Payment is made or on any date thereafter.

Options and Stock Purchase Rights not Transferable

An option or stock purchase right granted under the 2001 Plan is nontransferable other than by will or the laws of descent and distribution, and is exercisable only by the optionee or right holder during his or her lifetime or, in the event of the optionee’s or right holder’s death, by a person who acquires the right to exercise the option or stock purchase right by bequest or inheritance or by reason of the death.

Changes in Capitalization, Merger or Asset Sale

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of capital stock or other securities by reason of merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination of shares, split-up, spin-off, repurchase, liquidation, dissolution, or sale, exchange of Common Stock or other securities of the Company, or other similar corporation, transaction or event, the number and kind of shares covered by the 2001 Plan and by each outstanding award, the grant or exercise price per share of any award, and other limitations on shares applicable under the 2001 Plan shall be proportionately adjusted.

In the event of certain stated events in the 2001 Plan which may affect the Company, including a merger, consolidation, liquidation, dissolution or sale of all or substantially all of the Company’s assets, the Board of Directors or its committee in its sole discretion may take certain actions with respect to any award issued under the 2001 Plan, including acceleration of the exercisability of any options or the vesting in any restrictions on restricted stock, the purchase of outstanding awards, and other similar adjustments to facilitate any such transactions. The Board of Directors or its committee may also provide that all options or stock purchase rights shall cease to be outstanding following such events.

Notwithstanding the preceding paragraph, in the event of (i) a consolidation or merger of the Company with another entity in which the Company’s stockholders before the transaction own less than 50% of the voting power immediately after the transaction (other than such a transaction effected to change the domicile of the Company) or (ii) a sale of all or substantially all of the Company’s assets, outstanding awards may be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of any such assumption or substitution, outstanding awards held by persons whose employment, consultancy or directorship with the Company has not terminated as of the closing of the transaction shall be accelerated and become fully vested and exercisable, and any restrictions on shares of restricted stock held by such persons shall lapse at least 10 days before the closing of the transaction. Notwithstanding the assumption or substitution of awards as discussed above, any outstanding options or shares of restricted stock granted to non-employee directors in their capacity as non-employee directors shall not be assumed or substituted for and shall be accelerated and made fully vested and/or exercisable, as applicable, at least 10 days before the closing of the transaction. Awards held by other persons that are not assumed or substituted for and accelerated awards not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Amendment and Termination of the 2001 Plan

The Board of Directors may suspend or terminate the 2001 Plan, or any part thereof, at any time and for any reason. The Board of Directors may also amend the 2001 Plan from time to time, except that the Board of Directors may not, without prior stockholder approval, amend the 2001 Plan in any manner which would require stockholder approval to comply with any applicable laws, regulations or rules. No amendment, alteration, suspension or termination may impair any award previously granted under the 2001 Plan without the consent of the holder. Unless terminated earlier, the 2001 Plan shall terminate on March 21, 2011.

Federal Income Tax Aspects of the 2001 Plan

The following is a brief summary of the United States Federal income tax consequences of transactions under the 2001 Plan based on Federal securities and income tax laws in effect as of this date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of the income tax laws of any municipality, state or other country in which a holder may reside. This summary does not purport to be complete. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Incentive Stock Options

Options granted under the 2001 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-qualified stock options. If an option granted under the 2001 Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after transfer of the shares to the optionee, any gain will be treated as long-term capital gain under Federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the share at the date of the option exercise or the sale price of the share. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

Non-Qualified Stock Options

All other options, which do not qualify as incentive stock options, are referred to as non-qualified stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a non-qualified stock option. However, upon its exercise, under Federal tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by the optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under Federal tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

Stock Purchase Rights and Restricted Stock

For Federal income tax purposes, if a service provider is granted a stock purchase right, he or she generally will not have taxable income on the grant of the stock purchase right, nor will the Company then be entitled to any deduction. Generally, on the issuance of restricted stock, including pursuant to a stock purchase right, the recipient thereof will also not have taxable income, nor will the Company be entitled to a deduction, unless the recipient makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the restricted stock recipient generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price, if any, for the restricted stock. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, he or she generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock, and the Company will generally be entitled to a deduction for the same amount.

If a service provider is granted restricted stock units, he or she generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction. When restricted stock units vest and stock is issued to the service provider, he or she generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock unit.

Stock Appreciation Right

No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock-Based Awards

A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the Chief Executive Officer and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to stockholders under the Exchange

Act) to the extent the compensation exceeds $1.0 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will generally qualify for this exception and thus be treated as performance-based compensation if granted in accordance with the requirements set forth in Section 162(m) and the regulations promulgated thereunder. Grants of stock options under the 2001 Plan that are made by the Compensation Committee of the Board of Directors are expected to comply with those requirements.

Section 409A

Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

If a 2001 Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% Federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the Plan) are not entirely clear.

New Plan Benefits

As of March 31, 2006, options for 1,789,833 shares were outstanding under the 2001 Plan, and 172,354 remained available for future grants. The fair market value of shares subject to such outstanding options on March 31, 2006 was $23,464,710.63, based upon the estimated fair market value of the Common Stock as reported on the Nasdaq National Market on such date.

Under the 2001 Plan, the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer have received the following option grants and awards of restricted stock: Mark Sieczkarek, President and Chief Executive Officer, has received options to purchase 235,350 shares and restricted stock awards for 72,000 shares; Gregory Lichtwardt, Executive Vice President, Treasurer and Chief Financial Officer, has received options to purchase 107,627 shares and restricted stock awards for 36,000 shares; Ulric Cote III, Vice President of Sales, has received options to purchase 90,000 shares and restricted stock awards for 36,000 shares; Edward Sinclair, Vice President of Clinical and Regulatory, has received options to purchase 99,326 shares and restricted stock awards for 36,000 shares; Lisa Pohmajevich, Vice President of Marketing, has received options to purchase 165,000 shares and restricted stock awards for 24,000 shares. All current executive officers as a group have received options to purchase an aggregate of 722,003 shares and restricted stock awards for an aggregate of 216,000 shares. All current non-executive employees as a group have received options to purchase an aggregate of 2,622,654 shares and restricted stock and restricted stock units awards for an aggregate of 59,689 shares. The two directors that are standing for re-election are Kathryn A. Tunstall and Robert Toni. Kathryn A. Tunstall, Chairman of the Board of Directors, has received options to purchase 47,500 shares and restricted stock awards for 22.670 shares under the 2001 Plan. Robert Toni has received options to purchase 56,500 shares and restricted stock awards for 4,170 shares under the 2001 Plan.

The non-employee directors as a group are eligible to receive automatic grants under the 2001 Plan, as described above under “Automatic Grants to Non-Employee Directors.” Under the 2001 Plan, the non-employee directors as a group have received options to purchase an aggregate of 395,500 shares and restricted stock awards for an aggregate of 49,190 shares. Pursuant to the current automatic grant policy for the non-employee directors, existing non-employee directors are each eligible to receive options to purchase an aggregate of 7,500 shares during 2006 and restricted stock awards for 2,500 shares.

All future grants under the 2001 Plan are within the discretion of the Board of Directors or its committee and the benefits of such grants are, therefore, not determinable.

Required Vote

The approval of the 2001 Plan Amendment requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2001 PLAN AMENDMENT.

PROPOSAL NO. 4

APPROVAL OF THE THIRD AMENDMENT TO THE
1995 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors has approved and adopted, subject to stockholder approval, the Third Amendment to the 1995 Employee Stock Purchase Plan (the “Purchase Plan”) in the form attached to this proxy statement as Appendix B (the “Purchase Plan Amendment”).

The purpose of the Purchase Plan is to provide employees with the opportunity to purchase Common Stock through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Code. Subject to the stockholders’ approval, the Purchase Plan Amendment would amend the Purchase Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 160,000 shares, effective July 1, 2006.

The Company’s Board of Directors approved the proposed Purchase Plan Amendment in March 2006, to be effective on July 1, 2006 and after stockholder approval. A summary of the Purchase Plan appears below.

Plan Administration

The Purchase Plan may be administered by the Board of Directors or a committee named by the Board of Directors. The administrator will have the discretionary authority to administer and interpret the Purchase Plan and to adopt any rules deemed desirable and appropriate for the administration of the Purchase Plan.

Shares Available Under Purchase Plan

Subject to stockholder approval of the Purchase Plan Amendment effective July 1, 2006, the maximum number of shares of Common Stock which will be authorized for sale under the Purchase Plan is 510,000.

Eligible Employees

Employees eligible to participate in the Purchase Plan generally include employees who have been employed by the Company or one of its designated subsidiaries as of the first day of an applicable offering period. Employees who customarily work less than 5 months in a calendar year or are customarily scheduled to work less than 20 hours per week will not be eligible to participate in the Purchase Plan. In addition, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all classes of the stock of the Company or one of its subsidiaries is not allowed to participate in the Purchase Plan.

Participation

Employees will enroll under the Purchase Plan by completing a payroll deduction form permitting the deduction or at least 1% but not more than 10% from their compensation. However, in no case may a participant subscribe for more than $25,000 in Common Stock during any calendar year. If the aggregate subscriptions exceed the number of authorized shares of Common Stock available for purchase under the Purchase Plan, they will be reduced on a pro rata basis.

Offering

The Purchase Plan is implemented by a series of offering periods of twelve months duration, with new offering periods (other than the first offering period) commencing on or about January 1 and July 1 of each year. Each offering period will consist of two consecutive purchase periods of six months duration, with the last day of such period being designated a purchase date. Subject to stockholder approval of this Proposal No. 4, the Purchase Plan Amendment would become effective upon the commencement of the next offering period, which would begin on July 1, 2006.

The option purchase price will be the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or on the purchase date. For purposes of the Purchase Plan, “fair market value” means, as of any date, the fair market value as determined by the Board of Directors, in its discretion, based on the closing price of the Common Stock on the Nasdaq National Market on such date, or if the Common Stock is not traded on such date, on the immediately preceding trading date.

If the fair market value of the Common Stock on the first purchase date of an offering period is less than the fair market value at the beginning of the offering period, a new twelve month offering period will automatically begin on the first business day following the purchase date. Employees may end their participation in an offering at any time during the offering period, and once during each offering period may decrease the rate of payroll deductions. Participation in the Purchase Plan ends automatically on termination of employment with the Company or an employee’s failure to remain employed for at least 20 hours per week.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the any purchase period. Upon cancellation, the entire balance of his or her account shall be refunded in cash without interest.

Unless a participant has previously canceled his or her participation in the Purchase Plan, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of shares of Common Stock that his or her accumulated payroll deductions will buy at the option purchase price. The Company may, with respect to any offering period, require that the participant represent and warrant at the time of purchase of such shares that such participant has no present intention to sell or distribute such shares if the Company believes that such condition is required by any applicable securities laws.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of Common Stock available for purchase under the Purchase Plan, as well as the option purchase price and the number of shares covered by each option under the Purchase Plan that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of the Company’s Common Stock or an exchange of the shares of Common Stock resulting from a stock split, stock dividend, or any other subdivision.

If there is a proposal to dissolve or liquidate the Company, the offering period will terminate immediately prior to the consummation of such proposed action. If there is a proposal to (i) sell all or substantially all of the Company’s assets or (iii) merge or consolidate the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Code, unless the Board of Directors in its discretion decides to shorten the then current offering period, in which case each participant will have at least 10 days prior notice of the new purchase date and each option will automatically be exercised upon such date unless the participant withdraws from the offering period prior to such date.

Amendment and Termination

The Board of Directors may amend, suspend or terminate the Purchase Plan at any time. However, the Board of Directors may not amend the Purchase Plan to adversely affect any outstanding rights to purchase stock thereunder. In addition, the Board of Directors may not amend the Purchase Plan without stockholder approval if such approval is required by applicable law or necessary pursuant to the Securities Exchange Act of 1934, as amended, or the Code. Unless terminated earlier by the Board of Directors, the Purchase Plan will terminate automatically on November 21, 2015.

Federal Income Tax Consequences

Generally, no Federal income tax consequences will arise at the time an employee purchases Common Stock under the Purchase Plan. If an employee disposes of Common Stock purchased under the Purchase Plan less than one year after the Common Stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee.

The Company generally will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the Purchase Plan, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the offering date.

New Plan Benefits

Shares of Common Stock were purchased during the last offering period, which began on July 1, 2005 and ended on December 31, 2005, at a purchase price of $4.896 and in the amounts of shares as follows: Mark Sieczkarek, President and Chief Executive Officer—2,170 shares; Gregory Lichtwardt, Executive Vice President, Treasurer and Chief Financial Officer—0 shares; Patricia Gray, Vice President, R&D and Operations—0 shares; Ulric Cote III, Vice President of Sales—1,868 shares; Edward Sinclair, Vice President of Clinical and Regulatory—1,149 shares; Lisa Pohmajevich, Vice President of Marketing—214 shares; all current executive officers as a group—5,401 shares; all current non-employee directors as a group—0 shares; all current non-executive employees as a group—41,131 shares.

No current directors who are not employees will receive any benefit under the Purchase Plan. The benefits that will be received under the Purchase Plan by the Company’s current executive officers and by all eligible employees are not currently determinable.

The fair market value of shares on March 31, 2006 was $13.11, based upon the estimated fair market value of the Common Stock as reported on the Nasdaq National Market on such date.

Required Vote

The approval of the Purchase Plan Amendment requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PURCHASE PLAN AMENDMENT.

AUDIT COMMITTEE REPORT1

The Audit Committee is comprised of three members. In 2005, they were Mr. Bonadio, Mr. Baker and Mr. Toni. Each Audit Committee member is “independent,” as defined in the rules and regulations of the Nasdaq National Market. Mr. Bonadio serves as the Chairman of the Committee. Upon the recommendation of the Audit Committee and in compliance with regulations of the Nasdaq National Market, the Board of Directors has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal accounting control. The Audit Committee’s primary responsibility is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm their evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent registered public accounting firm in accordance with regulations promulgated by the Securities and Exchange Commission (the “Commission”). The Audit Committee membership complies with the requirements of the Nasdaq National Market with respect to independence, financial literacy and financial management expertise.

The Audit Committee has received from the independent registered public accounting firm a letter describing any relationships with the Company that may bear on their independence and has discussed with the independent registered public accounting firm their  independence from the Company and its management. The Committee has approved the audit fees of the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with regulations prohibiting the independent registered public accounting firm from performing specified services that might impair their independence, as well as compliance with the Company’s policies.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope of and plans for their audits. The Committee has met with the independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting processes and internal controls. The independent registered public accounting firm presented no significant audit findings.

In reliance on the reviews and discussions referred to above, and without other independent verification, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

1                      The information contained in this Audit Committee report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services related to the years ended December 31, 2004 and 2005:

Description of services	2004 Fees	2005 Fees
Audit fees(1)	$931,000	$565,000
Audit-related fees(2)	$102,000	$—
Tax fees(3)	$—	$—
All other fees(4)	$1,000	$1,500
Total	$1,034,000	$566,500

(1)          Audit Fees:   represents the aggregate fees billed or to be billed for services performed to comply with generally accepted auditing standards. In addition to the audit and review of financial statements, it includes fees in connection with statutory and regulatory filings such as comfort letters, attest services, consents and assistance with and review of documents filed with the Commission. For the years ended December 31, 2004 and 2005, audit fees were for services related to the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our quarterly financial statements and the review of the associated filings. For the year ended December 31, 2004, audit fees also included services related to the filing of the Company’s Registration Statement on form S-3, which was filed with the Securities and Exchange Commission on March 15, 2004. In addition, for the year ended December 31, 2005, audit fees included services related to the response of a comment letter filed with the Securities and Exchange Commission on August 25, 2005 and for services related to the filing of the Company’s Registration Statement on form S-3, which was filed with the Securities and Exchange Commission on September 7, 2005. All such services were pre-approved by the Audit Committee.

(2)          Audit-Related Fees:   represents the aggregate fees billed or to be billed for assurance and related services that are traditionally performed by the independent accountant. These services include employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultation and audits in connection with acquisitions, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards. In 2004, audit-related fees included services related to advisory work in connection with Sarbanes-Oxley internal controls.

(3)          Tax Fees:   represents the aggregate fees billed or to be billed for professional services rendered for tax compliance, tax advice and planning, including tax return preparation, refund claims, tax payment-planning services, assistance with tax audits and appeals, advice to mergers and acquisitions and requests for rulings or technical advice from tax authorities. PricewaterhouseCoopers LLP performed no such services for the Company for the years ended December 31, 2004 and 2005.

(4)          All Other Fees:   represents the aggregate fees billed or to be billed for professional services that are appropriately not included in the Audit, Audit Related, and Tax categories. Other fees for the years ended December 31, 2004 and 2005 relate to user fee for an on-line software tool.

Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors, including the fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may elect to delegate pre-approval authority to one or more designated Audit Committee members in accordance with its charter. Audit Committee approval is required to exceed the budgeted amount for a particular service. The Audit Committee considers whether such audit or non-audit services are consistent with the Commission’s rules on auditor independence.

Submitted on April 27, 2006 by the members of the Audit Committee of the Company’s Board of Directors.

Tom Bonadio, Audit Committee Chair
Michael Baker, Audit Committee Member
Robert Toni, Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Common Stock as of March 31, 2006 as to (i) each person who is known to the Company to beneficially own more than five percent of the Company’s common stock, and (ii) each nominee for the Company’s Board of Directors, and (iii) each of the Company’s remaining directors, and (iv) each of the executive officers named in the Summary Compensation Table on page 32, and (v) all directors and executive officers as a group.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percent(2)
Massachusetts Financial Services Company	2,829,250	11.01%
2 Avenue de Lafayette
Boston, MA 02111-1738
Federated Investors, Inc. (3)	5,616,586	21.86%
Voting Shares Irrevocable Trust
John F. Donahue
Rhodora J. Donahue
J. Christopher Donahue
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
FMR Corporation	3,726,492	14.65%
82 Devonshire Street
Boston, MA 02109
State of Wisconsin Investment Board	1,553,730	6.05%
P.O. Box 7842
Madison, WI 53707
VantagePoint Venture Partners 1001-1003 Bayhill Drive, Suite 300 San Bruno, CA 94066	2,488,890	9.69%
Kathryn Tunstall(4)	455,920	1.77%
Michael Baker(5)	48,336	*
Annette Bianchi(6)	6,670	*
Tom Bonadio(7)	60,136	*
Mark Sieczkarek(8)	518,840	2.02%
Robert Toni(9)	96,503	*
Peter Wilson(10)	61,545	*
Gregory Lichtwardt(11)	152,865	*
Edward Sinclair(12)	122,849	*
Ulric Cote III(13)	122,373	*
Lisa Pohmajevich(14)	106,045	*
Florence Comite(15)	67,545	*
All directors and officers as a group (12 persons)(16)	1,819,627	7.08%

*       Less than 1%.

(1)   Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated as beneficially owned by them.

(2)   Percentage of ownership is based on 25,690,411 shares of Common Stock outstanding on March 31, 2006. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options that are exercisable within 60 days of March 31, 2006. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)   Federated Investors, Inc. (the “Parent”) is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own shares of common stock in Conceptus, Inc. (the “Reported Securities”). The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of Federated Investors, Inc., the Parent. All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Trustees have collective voting control that they exercise over the Parent. In accordance with Rule 13d-4 under the Securities Act of 1934, as amended, the Parent, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the Reported Securities.

(4)   Includes 303,810 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006 and 22,670 shares of restricted stock grant to be fully vested in July 2008.

(5)   Represents 42,166 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006 and 3,670 shares of restricted stock grant to be fully vested in May 2008.

(6)   Includes 6,670 shares of restricted stock grant to be fully vested in August 2008.

(7)   Represents 44,166 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006 and 4,170 shares of restricted stock grant to be fully vested in May 2008.

(8)   Includes 423,915 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006, 72,000 shares of restricted stock grant to be fully vested in February 2007 and 7,925 shares of restricted stock units grant to be fully vested in February 2010.

(9)   Includes 42,333 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006 and 4,170 shares of restricted stock grant to be fully vested in May 2008.

(10) Represents 48,375 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006 and 4,170 shares of restricted stock grant to be fully vested in May 2008.

(11) Represents 115,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006, 36,000 shares of restricted stock grant to be fully vested in February 2007 and 366 shares of restricted stock units grant to be fully vested in February 2010.

(12) Includes 86,353 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006, 36,000 shares of restricted stock grant to be fully vested in February 2007 and 496 shares of restricted stock units grant to be fully vested in February 2010.

(13) Includes 82,812 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006, 36,000 shares of restricted stock grant to be fully vested in April 2007 and 561 shares of restricted stock units grant to be fully vested in February 2010.

(14) Includes 80,583 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006, 24,000 shares of restricted stock grant to be fully vested in November 2007 and 462 shares of restricted stock units to be fully vested in February 2010.

(15) Includes 63,875 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006 and 3,670 shares of restricted stock grant to be fully vested in May 2008.

(16) Includes 1,333,388 shares issuable upon exercise of options exercisable within 60 days of March 31, 2006, 162,000 shares of restricted stock grant to be fully vested in February 2007, 36,000 shares of restricted stock grant to be fully vested in April 2007, 8,350 shares of restricted stock grant to be fully vested in June 2007 , 24,000 shares of restricted stock grant to be fully vested in November 2007, 13,170 shares of restricted stock grant to be fully vested in May 2008, 3,000 shares of restricted stock grant to be fully vested in July 2008, 6,670 shares of restricted stock grant to be fully vested in August 2008 and 9,810 shares of restricted stock units grant to be fully vested in February 2010.

EXECUTIVE OFFICERS OF THE COMPANY

Our executive officers of our management team and their age as of March 15, 2006 are as follows:

Name	Age	Position
Mark M. Sieczkarek	51	President, Chief Executive Officer and Director
Gregory E. Lichtwardt	51	Executive Vice President, Treasurer and Chief Financial Officer
Ulric Cote, III	38	Vice President of Sales
Edward Sinclair	49	Vice President, Clinical Research, Regulatory Affairs and Quality Assurance
Lisa Pohmajevich	49	Vice President, Marketing
Patricia Gray	38	Vice President, R&D and Operations

Mr. Lichtwardt joined Conceptus as Executive Vice President, Treasurer and Chief Financial Officer in November 2003. From 2000 to 2002, he was Executive Vice President, Finance, Chief Financial Officer and Corporate Secretary of Innoventry, Inc., a financial services company. From 1993 to 2000, Mr. Lichtwardt was Vice President, Finance, Chief Financial Officer and Treasurer of Ocular Sciences, Inc., a worldwide developer and marketer of soft contact lenses. Prior to his employment with Ocular Sciences, Mr. Lichtwardt, from 1989 to 1993, held senior management positions in various divisions of Allergan Inc. In addition to these positions, Mr. Lichtwardt has held various financial positions at AST Research, Inc. and at divisions of American Hospital Supply Corporation. He holds a B.B.A. degree from the University of Michigan and MBA degree from Michigan State University.

Mr. Cote joined Conceptus as Vice President, Sales in April 2004. From 2003 to 2004, Mr. Cote was Senior Director of Sales, Gynecology Division at American Medical Systems. From 2000 to 2001, he served as President and Chief Executive Officer of Collagenesis, a developer and marketer of products derived from reengineered and processed human tissue. Prior to Collagenesis, Mr. Cote was Director of Sales and Marketing for Influence, a medical company developing a treatment for incontinence, from 1996 to 2000 and held various sales positions at Indigo Medical and Osbon Medical Systems, from 1990 to 1996. He holds a B.S. degree in Business Administration from California State University at Sacramento.

Mr. Sinclair joined Conceptus as Vice President, Clinical Research and Regulatory Affairs in February 2003. Prior to joining our company, from 2002 to 2003, he was Senior Director of Regulatory Affairs and Quality Assurance at Novasys Medical, a private women’s health care company developing a non-surgical treatment for stress urinary incontinence. In late 2001, Mr. Sinclair was a consultant for Conceptus. From 1999 to 2001, he was Vice President of Regulatory, Quality Assurance and Clinical Affairs at Prolifix Medical, an early-stage interventional cardiology company. Mr. Sinclair joined PercuSurge in 1996 as Director of Regulatory and Quality Affairs and then Vice President of Operations and Quality for this coronary and cerebral embolic protection company, before its acquisition by Medtronic. From 1994 to 1996, he was Director of International Regulatory Affairs and Quality Assurance at Cardiac Pathways, a company founded to treat cardiac arrhythmias and acquired later by Boston Scientific. Mr. Sinclair holds a B.S. degree in Biological Sciences from the University of California, Irvine, and a Master of Arts degree in Management from the University of Redlands.

Ms. Pohmajevich has served as Vice President, Marketing since November 2004. She joined Conceptus as Senior Director of Marketing in 2002. From 1996 to 1999, Ms. Pohmajevich was Senior Marketing Manager of Monitoring Systems at Mallinckrodt, a manufacturer of respiratory products. Prior to Mallinckrodt, she was Marketing Manager at Laserscope Surgical Systems, a surgical laser and instrumentation manufacturer, from 1992 to 1996. Ms. Pohmajevich holds an M.B.A. degree in International Business and Marketing from the College of Notre Dame and has a B.S. degree in Nursing from Westminster College.

Ms.Gray joined Conceptus as Vice President, Operations, R&D and Facilities in December 2005. Prior to joining Conceptus, from 2003 to 2005, she was General Manager and Vice President of Operations at Genomic Solutions Inc., a Harvard Bioscience subsidiary providing instrumentation for life sciences and drug development. From 2001 to 2003, she was Vice President of R&D and Sales and Service for GeneMachines Inc., an early-stage instrumentation company purchased by Genomic Solutions in 2003. Prior to GeneMachines, Ms. Gray held various positions in R&D and Business Development for Guidant Vascular Intervention from 1999 to 2001. Ms. Gray holds an M.B.A. degree from the Worcester Polytechnic Institute, a Master of Engineering degree in Biomedical Engineering also from WPI and a B.S. degree in Mechanical Engineering from Rensselaer Polytechnic Institute.

See “Election of Directors—Class I Directors (terms expire in 2007)”, above, for a brief description of the educational background and business experience of Mr. Sieczkarek.

EXECUTIVE COMPENSATION

The following table sets forth the compensation received by the Company’s Chief Executive Officer and the Company’s four other most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 2005 (the “Named Executive Officers”).

						Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation(1)	Restricted Stock Awards(2)	Securities Underlying Options	All Other Compensation
Mark Sieczkarek	2005	$ 439,384	$ —		$ 1,242	$ —	—	$ —
President and CEO(3)	2004	$ 417,262	$ 50,000		$ 2,070	$ 648,000	100,000	$ 43,310	(5)
	2003	$ 264,616	$ 670,000	(4)	$ 608	$ —	630,000	$ 493,092	(5)
Gregory Lichtwardt	2005	$ 269,616	$ —		$ 1,242	$ —	—	$ —
EVP. Treasurer and	2004	$ 259,615	$ —		$ 1,242	$ 324,000	60,000	$ —
CFO(6)	2003	$ 19,231	$ —		$ 36	$ —	150,000	$ —
Ulric Cote III	2005	$ 236,279	$ —		$ 486	$ —	—	$ —
VP of Sales(7)	2004	$ 164,423	$ 25,100		$ 324	$ 458,640	175,000	$ —
Edward Sinclair	2005	$ 208,759	$ —		$ 810	$ —	—	$ —
VP of Clinical Research,	2004	$ 197,308	$ —		$ 594	$ 324,000	60,000	$ —
Regulatory Affairs and	2003	$ 161,500	$ 15,000		$ 545	$ —	75,000	$ —
Quality Assurance(8)
Lisa Pohmajevich	2005	$ 195,125	$ —		$ 788	$ —	—	$ —
VP of Marketing	2004	$ 164,924	$ 7,812		$ 472	$ 216,000	120,000	$ —
	2003	$ 155,944	$ 20,342		$ 472	$ —	6,000	$ —
	2002	$ 127,500	$ —		$ 330	$ —	30,000	$ —

(1)    Amounts represent premiums paid by the Company for group term life insurance.

(2)    Represents the fair market value of the common restricted stock underlying the grant at the date of grant multiplied by the number of shares granted. No grants of restricted stock were made to Officers in 2005.

(3)    Mr. Sieczkarek joined the Company as its President and Chief Executive Officer in April 2003.

(4)    Amount represents a signing bonus.

(5)    Amount represents relocation expense reimbursement.

(6)    Mr. Lichtwardt joined the Company as its Executive Vice President, Treasurer and Chief Financial Officer in November 2003.

(7)    Mr. Cote joined the Company as Vice President, Sales in April 2004.

(8)    Mr. Sinclair joined the Company as Vice President of Clinical Research, Regulatory Affairs and Quality Assurance in February 2003.

OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2005

The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

Options/SAR Grants in Last Fiscal Year

Individual Grants(1)
	Number of Securities Underlying Options/SARs	Percent of Total Options/SARs Granted to Employees in	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Appreciation For Option Term(3)
	Granted	Fiscal Year(2)	($/sh)	Date	5%	10%
Mark Sieczkarek	—	—	—	—	—	—
Gregory Lichtwardt	—	—	—	—	—	—
Ulric Cote III	—	—	—	—	—	—
Edward Sinclair	—	—	—	—	—	—
Lisa Pohmajevich	—	—	—	—	—	—
Patricia Gray	100,000	17%	$13.39	12/13/2015	$842,090	$2,134,021

(1)          No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options generally vest at a rate of 1/8th of the shares on the six-month anniversary of the vesting commencement date and 1/48th of the original number of shares on each month anniversary of the vesting commencement date thereafter.

(2)          The Company granted stock options representing 575,100 shares to employees during the fiscal year ended December 31, 2005.

(3)          The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

The following table sets forth certain information for the Named Executive Officers with respect to the exercise of options to purchase Common Stock during the fiscal year ended December 31, 2005.

Aggregated Option Exercises in the Year Ended
December 31, 2005 and Fiscal Year-End Option Values

	Shares Acquired on	Value	Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(1)
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark Sieczkarek	—	$—	363,083	366,917	$996,785	$1,053,315
Gregory Lichtwardt	—	$—	94,374	115,626	$59,800	$161,000
Ulric Cote III	—	$—	65,624	109,376	$49,831	$134,169
Edward Sinclair	—	$—	73,124	61,876	$372,028	$269,172
Lisa Pohmajevich	—	$—	69,123	86,877	$144,980	$314,399
Patricia Gray	—	$—	—	100,000	$—	$—

(1)          Calculated by determining the difference between the fair market value of the Company’s Common Stock as of December 30, 2005 ($12.62 per share) and the exercise price of the securities underlying the options.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

In May 1997, the Company entered into an agreement with Ms. Tunstall, which provides that, in the event of certain change-in-control transactions, each option held by Ms. Tunstall shall become fully vested and immediately exercisable. In the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Ms. Tunstall will receive (i) her salary paid according to the Company’s standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to 1/12 of the “target bonus” she would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives and that the Company pays bonuses at 100% of its operating plan; and (iv) outplacement services not to exceed a value of $15,000.

In April 2003, the Company entered into an employment agreement with Mark Sieczkarek, its President and Chief Executive Officer, which agreement was amended in July 2003 and amended and restated in its entirety in August 2004. The amended and restated agreement has a term of three years and is automatically renewable for one year periods unless otherwise terminated.

•       Salary and Performance Bonuses:   Pursuant to the amended and restated agreement, Mr. Sieczkarek will receive an annual base salary of at least $408,000 and an annual target bonus of up to 100% of base salary, 75% of which will be cash and 25% of which will be an equity component, which may include stock options and restricted stock. In addition to his target bonus, Mr. Sieczkarek will be eligible for an additional incentive bonus of up to an additional 50% of his base salary in the event the Company’s performance is above the performance objectives set by the Board of Directors.

•       Stock Options:   Pursuant to the April 2003 agreement, Mr. Sieczkarek was granted options to purchase 630,000 shares of Common Stock, which will vest over five years.

•       Acceleration Upon Change-in-Control:   In the event of certain change-in-control transactions, each option and restricted stock held by Mr. Sieczkarek will become fully vested. In addition, the time during which Mr. Sieczkarek may exercise such options will be extended to a total of 12 months from the date of the change-in-control.

•       Involuntary Termination following a Change-in-Control:   In the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Mr. Sieczkarek will receive (i) his base salary paid according to the Company’s standard payroll procedure for a period of 36 months from the date of termination, plus (ii) either (a) if termination takes place before April 16, 2006, an amount equal to 100% of the “target bonus” he would have received for the fiscal year in which the termination occurs multiplied by three, or (b) if termination occurs after April 16, 2006 in connection with a change in control, an amount equal to 50% of the “target bonus” he would have received for the fiscal year in which the termination occurs multiplied by three, the “target bonus” will be paid assuming the satisfaction of all requisite performance objectives, (iii) health and life insurance benefits for a period of 36 months, (iii) reimbursement of health insurance premiums, up to $650 per month, for a period up to 36 months plus a potential additional lump sum payment of up to $11,700 for medical premiums, and (iv) outplacement services not to exceed a value of $15,000.

•       Involuntary Termination:   In the event of an involuntary termination before a change-in-control or two years after the effective date of a change in control, Mr. Sieczkarek will receive (i) an amount equal to his then current monthly base salary multiplied by 18, (ii) an amount equal to the cash portion of the annual “target bonus” he would have received for the fiscal year in which the termination occurs multiplied by 150%, the “target bonus” which will be paid assuming the satisfaction of all requisite performance objectives and that the Company pays bonuses at 100% of its budget or plan, (iii) health and life insurance benefits for a period of eighteen 18 months, (iv) reimbursement of health insurance premiums, up to $650 per month, for a period up to 18 months, (v) outplacement services not to exceed $15,000, and (v) acceleration of vesting schedule by 18 months of options and restricted stock. At the sole discretion of the Board of Directors, salary and target bonus severance payments may be paid in one lump sum or periodically according to the Company’s standard payroll procedure in place immediately prior to the termination.

•       Signing Bonuses:   Pursuant to the July 2003 agreement, the Company agreed to pay Mr. Sieczkarek a one-time signing bonus of $445,000, which signing bonus was repayable to us, in part, if his employment with us terminates within two years of the date of that agreement. Under the August 2004 agreement, the Company agreed to pay Mr. Sieczkarek an additional one-time signing bonus of $50,000 upon his signing of the August 2004 agreement.

•       Reimbursement of Expenses:   Pursuant to the August 2004 agreement, the Company agreed to reimburse certain reasonable expenses in accordance with the Company’s policies.

In November 2003, the Company entered into an employment agreement with Mr. Gregory Lichtwardt, its Executive Vice President, Treasurer and Chief Financial Officer, pursuant to which, Mr. Lichtwardt will receive an annual base salary of at least $250,000 and was granted an option to purchase 150,000 shares of the Company’s common stock, which will vest over four years. Mr. Lichtwardt will also be eligible to participate in the Company’s executive bonus incentive programs as designated by the Board of Directors. In April 2004, the Company entered into a separate agreement with Mr. Lichtwardt which provides that, in the event of a “hostile takeover” or other type of change-in-control, each of Mr. Lichtwardt’s options will become vested as to 100% of the option shares that have not otherwise vested on the effective date of the change-in-control transaction. In the event of an involuntary termination within two years after the change-in-control transaction, Mr. Lichtwardt will receive (i) salary according to our standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to 1/12 of the “target bonus” such officer would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives and that the Company pays bonuses at 100% of its operating plan; (iv) acceleration of all options to become fully vested and immediately exercisable; and (v) outplacement services not to exceed a value of $15,000.

In April 2004, the Company entered into an employment agreement with Mr. Ulric Cote III, the Company’s Vice President of Sales, pursuant to which, Mr. Cote will receive an annual base salary of at least $225,000, a signing bonus of $25,000, which is payable to us if his employment terminates with us within one year of hiring date and was granted an option to purchase 125,000 shares of Common Stock, which will vest over four years. Mr. Cote will also be eligible to participate in our executive bonus incentive programs as designated by the Board of Directors, Pursuant to the agreement, Mr. Cote was granted 36,000 shares of restricted stock with a single time based restriction under the Long Term Officer Incentive Program component of the Company’s Officer’s Incentive Program.

The Company has entered into agreements with certain of its other officers and employees, including Gregory Lichtwardt, Ulric Cote III, Edward Sinclair, Patricia Gray and Lisa Pohmajevich, which provide that, in the event of a “hostile takeover,” options held by such officers shall become fully vested and immediately exercisable. In the event of any other type of change-in-control, each such option will become vested as to 50% of the option shares that have not otherwise vested on the effective date of the change-in-control transaction. In the event of an involuntary termination within two years after the change-in-control transaction, the agreements provide that each of the above mentioned officers will receive (i) salary according to our standard payroll procedure for a period of 12 months; (ii) health and life insurance benefits for a period of 12 months; (iii) monthly severance payments equal to 1/12 of the “target bonus” such officer would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives and that the Company pays bonuses at 100% of its operating plan; (iv) acceleration of all options to become fully vested and immediately exercisable; and (v) outplacement services not to exceed a value of $15,000. The Company otherwise des not have any employment agreements with any of its executive officers.

The Company entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2005 for all of the Company’s equity compensation plans, including its 1993 Stock Plan, 2001 Equity Incentive Plan, 1995 Employee Stock Purchase Plan, 1995 Directors’ Stock Option Plan, 2002 Non-Qualified Stock Option Plan, 2004 stand-alone inducement grant and Deferred Fee Plan for Directors:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in a Column(a)
	(a)
Equity compensation plans approved by security holders	1,864,428	$10.334	793,936	(1)
Equity compensation plans not approved by security holders(2)	1,649,323	$10.956	11,105
Total	3,513,751		805,041

(1)          Includes 100,729 shares remaining available for future issuance under our 1995 Employee Stock Purchase Plan.

(2)          Consists of shares issuable under our Amended and Restated 2002 Non-Qualified Stock Option Plan and the stand alone inducement grants for Ulric Cote III and Patricia Gray, which do not require the approval of and have not been approved by our stockholders. Please see description of the Amended and Restated 2002 Non-Qualified Stock Option Plan contained in Note 7 to our annual report on Form 10-K filed with the SEC on March 16, 2006. In addition, the Company has adopted a deferred fee plan for its non-employee directors, pursuant to which such directors may receive an indeterminable amount of shares of the Company’s Common Stock.

COMPENSATION COMMITTEE REPORT2

The following is a report of the Compensation Committee describing the compensation policies applicable to the Company’s executive officers during the fiscal year ended December 31, 2005. The Compensation Committee is currently comprised of Messrs. Toni and Wilson and Ms. Bianchi, all of whom the Board believes are independent directors. The Committee sets the principles and strategies that serve to guide the design of officer compensation programs. The Compensation Committee’s purpose is to recommend salaries, incentives and other forms of compensation for the Company’s directors, officers and other employees, administer various incentive compensation and benefit plans (including stock plans) and recommend policies relating to such incentive compensation and benefit plans. To assist the Committee with its responsibilities it is provided with compensation survey data from peer group medical device and biotechnology companies that are similar in size and have executive positions in similar breadth and scope of responsibilities. The Stock Option Subcommittee, currently comprised of Mr. Sieczkarek, administers certain grants under the Company’s 2001 Equity Incentive Plan and 2002 Non-Qualified Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

Executive Officer Compensation

Compensation Policy

The members of the Compensation Committee believe the Company’s executive compensation policy should ensure that an appropriate relationship exists between executive pay and the creation of long-term investor value, while at the same time helping to recruit, reward, motivate and retain key employees. Our objective is to provide a total compensation program that establishes base salaries in a competitive range, bonus opportunities that reward above-average performance and stock-based incentive programs designed to achieve long-term corporate financial goals and build executive stock ownership. Executive Compensation does not include forms of compensation such as SERPs or deferred compensation. Our 2001 Equity Incentive Plan and 2002 Non-Qualified Plan preclude “repricing” or “exchanging” options. The Compensation Committee reviewed all components of the Chief Executive Officer’s compensation, including annual base salary, bonuses based on corporate and individual performance, equity and long-term incentive compensation, including grants of restricted stock and stock options, accumulated realized and unrealized stock option and restricted stock gains, the dollar value to the executive and cost to the Company of all perquisites and other personal benefits and the actual and projected payouts obligations under several potential severance and change-in-control scenarios. A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various scenarios. The Compensation Committee also reviewed the components of all other executive officers as well as senior-level managerial and technical employees. Based on this review, the Compensation Committee finds that the Chief Executive Officer’s and other executive officers’ total compensation (and in the case of the severance and change-in-control scenarios, the potential payouts) in the aggregate to be reasonable and not excessive.

2                      The information contained in this Compensation Committee report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Base Salaries for Fiscal 2005

The Compensation Committee evaluates the performance and recommends the salary of the President and Chief Executive Officer and all other executive officers. Survey data is drawn from comparable peer group companies participating in medical device and/or biotechnology executive compensation surveys. Within this framework, executive salaries are determined based on evaluation of each officer’s individual performance throughout the year, level of responsibility, overall salary structure and assessment of the Company’s financial condition. The Company’s compensation policy is designed to target executive officer base salaries within a competitive range of salary data for officers in similar positions in companies of like characteristics. Generally, salaries paid to the Company’s executive officers in fiscal 2005 were within the targeted range. While it is the Compensation Committee’s intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including information related to geographic location and individual job responsibilities, it is further the intent of the Compensation Committee to maintain a close relationship between the Company’s performance and the base salary component of the Company’s executive officers’ compensation.

Annual Incentive Bonuses

The Company’s Annual Incentive Bonus Plan provides for the payment of bonuses in cash and stock shortly after completion of the fiscal year based primarily on the Company’s prior year performance in relation to predetermined financial objectives and individual executive performance for the year then ended. Target awards are set as a percent of base salary by officer responsibility and are competitive with the survey data reviewed by the Committee. Actual bonus awards are based on the assessment of the executive’s contribution to the achievement of the Company’s financial performance. Prior to the beginning of the fiscal year, the Compensation Committee established objectives related to growth in the Company’s revenue and tight management of cash flow. Based on the Company’s performance against these objectives during 2004, the Company paid $0 bonuses  in 2005 to the Named Executive Officers under the Annual Incentive Bonus Plan.

Stock Option Awards for Fiscal 2005

The Company’s 2001 Equity Incentive Plan and 2002 Non-Qualified Plan provide for the issuance to the Company’s officers and employees of shares of restricted stock and stock options to purchase shares of the Company’s common stock at an exercise price equal to the closing market price of such stock on the date of the option grant. These awards typically vest over three to five years. These awards are granted to the Company’s executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future long-term performance. Executive performance is evaluated by the Committee based on each executive’s individual contribution in the long term health and growth of the Company. The Equity Incentive Plan is administered based on a range of guidelines that are benchmarked annually with peer group company survey data. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the long-term value of the Company’s equity.

During fiscal 2005, the Stock Option Subcommittee approved grants of stock awards to certain employees in connection with the hiring performance and/or promotion of such employees. During fiscal 2005, no shares of restricted stock were granted to the Company’s Chief Executive Officer and other Named Executive Officers. Options to purchase an aggregate of 120,000 shares of common stock were granted to the Company’s Executive Officers.

Compensation of the Chief Executive Officer

The fiscal year 2005 compensation of Mark Sieczkarek, the Company’s Chief Executive Officer, consisted of a base salary of $439,384. No bonus was paid to the Company’s Chief Executive Officer in 2005 and there were no grants of shares of restricted stock or options to purchase shares of common stock to such Officer. As with the Company’s other executive officers, the amounts of the Chief Executive Officer’s stock awards and bonus are based on attainment of a combination of corporate, financial and individual performance objectives. The Summary Compensation Table includes additional information regarding the other compensation and benefits paid to the Company’s Chief Executive Officer.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer and five other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. The cash compensation paid to its Chief Executive Officer for 2005 did not exceed $1.0 million. Since the cash compensation the Company paid to each of the Company’s other executive officers in 2005 is expected to be well below $1.0 million, the Compensation Committee believes that this section otherwise will not affect the tax deductions available to the Company. The cash compensation payable to each of the Company’s executive officers, including the Chief Executive Officer, in 2006 is expected to be well below $1.0 million. It will be the Compensation Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2005, Messrs. Toni (Chairman), Wilson and Baker served on the Compensation Committee, with Ms. Bianchi replacing Mr. Baker in September. Mr. Sieczkarek served on the Stock Option Subcommittee, a subcommittee under the Compensation Committee. There are and were no interlocking relationships between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

The Compensation Committee,
Robert V. Toni, Chair
Peter L. Wilson
Annette M. Bianchi

Performance Graph

The following graph compares the five years cumulative total stockholder return for the Company’s common stock, assuming reinvestment of all dividends, to the cumulative return for the period from December 31, 1999 to December 31, 2005 to that of the Nasdaq Stock Market — U.S. Index and the Nasdaq Medical EquipmentIndex for the period from December 31, 1999 to December 31, 2005. The graph assumes that $100 was invested on December 31, 1999 in the Company’s Common Stock and in each of the comparative indices.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CONCEPTUS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ MEDICAL EQUIPMENT INDEX

*       $100 invested on 12/31/00 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

See also the description of Change-In-Control Arrangements on page 34.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file with Commission initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities. Reporting Persons are required by the Commission’s regulation to furnish to the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, all of the Section 16(a) filing requirements with respect to the fiscal year ended December 31, 2005 have been satisfied except one Form 4 was filed late by Kathryn Tunstall. In making this statement, the Company has relied solely upon review of the copies of such reports furnished to the Company.

OTHER MATTERS

In addition to voting choices specifically marked, and unless otherwise indicated by the stockholder, the proxy card confers discretionary authority on the named proxy holders to vote on any matter that properly comes before the Meeting which is not described in these proxy materials. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for stockholder action at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Michael W. Hall
Secretary

Dated: April 24, 2006

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, on file with the Securities and Exchange Commission, excluding certain exhibits, may be obtained without charge by writing to Conceptus, Incorporated, Attention: Investors Relations, 331 East Evelyn Avenue, Mountain View, CA 94041, and at the Company’s website: www.conceptus.com.

Appendix A

CONCEPTUS, INC.
EIGHTH AMENDED AND RESTATED
2001 EQUITY INCENTIVE PLAN

2001 Equity Incentive Plan
Adopted by the Board: March 21, 2001
Approved by Stockholders: May 16, 2001

Amended and Restated Equity Incentive Plan
Adopted by the Board: March 2002
Approved by Stockholders: May 30, 2002

Second Amended and Restated Equity Incentive Plan
Adopted by the Board: April 2003
Approved by Stockholders: June 10, 2003

Third Amended and Restated Equity Incentive Plan
Adopted by the Board: March 2004
Approved by Stockholders: June 1, 2004

Amendment to Third Amended and Restated Equity Incentive Plan
Adopted by the Board: March 2004
Approved by Stockholders: June 1, 2004

Fourth Amended and Restated Equity Incentive Plan
Adopted by the Board: November 30, 2004

Fifth Amended and Restated Equity Incentive Plan
Adopted by the Board: January 5, 2005

Sixth Amended and Restated Equity Incentive Plan
Adopted by the Board: December 16, 2005

Seventh Amended and Restated Equity Incentive Plan
Adopted by the Board: February 10, 2006

Eighth Amended and Restated Equity Incentive Plan
Adopted by the Board: April 2006
Approved by Stockholders: June      , 2006

A-i

CONCEPTUS, INC.

EIGHTH AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

1.          Purposes of the Plan.   The purposes of the Conceptus, Inc. Eighth Amended and Restated 2001 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Other Awards may also be granted under the Plan.

2.          Definitions.   As used herein, the following definitions shall apply:

(a)        “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

(b)        “Administrator” means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

(c)        “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(d)        “Audit Committee” shall mean the Audit Committee of the Board.

(e)        “Award” shall mean an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Stock Purchase Right or a Restricted Stock Unit award granted to an eligible individual under the Plan.

(f)         “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(g)        “Board” means the Board of Directors of the Company.

(h)        “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(i)         “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(j)         “Common Stock” means the Common Stock of the Company, par value $0.003 per share.

(k)        “Company” means Conceptus, Inc., a Delaware corporation.

(l)         “Compensation Committee” shall mean the Compensation Committee of the Board.

(m)      “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(n)        “Director” means a member of the Board.

(o)        “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(p)        “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

(q)        “Executive Committee” shall mean the Executive Committee of the Board.

(r)        “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)         If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination (or the most recent day on which sales were reported if none were reported on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)       If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the day of determination (or the most recent day on which bid and asked prices were reported if none were reported on such date); or

(iii)      In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)        “Holder” means a person who has been granted or awarded an Award or who holds Shares acquired pursuant to the exercise of an Award.

(t)         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(u)        “Independent Director” means a Director who is not an Employee of the Company.

(v)        “Lead Director” shall mean the Lead Independent Director appointed by the Board.

(w)       “Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an

Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(x)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)        “Option” means a stock option granted pursuant to the Plan.

(z)        “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(aa)      “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(bb)     “Performance Share” means a right granted to a Holder pursuant to Section 17, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(cc)      “Plan” means the Conceptus, Inc. Eighth Amended and Restated 2001 Equity Incentive Plan.

(dd)     “Restricted Stock” means Shares (i) acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 14 below or (ii) issued to Independent Directors pursuant to Section 12 below.

(ee)      “Restricted Stock Unit” means a right to receive a specified number of shares of Common Stock during specified time periods pursuant to Section 15.

(ff)       “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(gg)      “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(hh)     “Service Provider” means an Employee, Director or Consultant.

(ii)       “Share” means a share of Common Stock, as adjusted in accordance with Section 18 below.

(jj)        “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 16 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(kk)     “Stock Payment” means (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 17.

(ll)       “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 14 below.

(mm)   “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.          Stock Subject to the Plan.   Subject to the provisions of Section 18 of the Plan, the shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.003 per share. Subject to the provisions of Section 18 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Options or Stock Purchase Rights or issued in the form of Restricted Stock is 4,000,000 Shares. Shares issued pursuant to an Award may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Rights under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, if any, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

4.          Administration of the Plan.

(a)        Administrator.   Either the Board or a Committee of the Board delegated administrative authority hereunder shall administer the Plan and, in the case of a Committee, the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled only by the Board.

(b)        Powers of the Administrator.   Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i)         to determine the Fair Market Value;

(ii)       to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)      to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)       to approve forms of agreement for use under the Plan;

(v)        to determine the terms and conditions of any Award granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi)       to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

(vii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)    to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix)       to amend the Plan or any Award granted under the Plan as provided in Section 21; and

(x)        to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)        Effect of Administrator’s Decision.   All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

5.          Eligibility.   Awards other than Incentive Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards. Each Independent Director shall be eligible to be granted Restricted Stock and Options at the times and in the manner set forth in Section 12.

6.          Limitations.

(a)        Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b)        Neither the Plan nor any Award shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c)        The maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Service Provider during a calendar year shall be 800,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 18. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 18), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

7.          Term of Plan.   The Plan became effective upon its initial adoption by the Board on March 21, 2001 and shall continue in effect until it is terminated under Section 21 of the Plan. No Awards may be issued under the Plan after March 21, 2011, the tenth (10th) anniversary of the date upon which the Plan was initially adopted by the Board.

8.          Term of Awards.   The term of each Award shall be stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.          Option Exercise Price and Consideration.

(a)        Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)         In the case of an Incentive Stock Option

(A)       granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)       granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b)        The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at a market rate of interest determined as of the date of exercise) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

10.        Exercise of Option;Vesting; Fractional Exercises.   Except as provided in Section 13, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

(a)        All Options shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Option Agreement. In the event that the exercise price of an Option is intended to be below the Fair Market Value per Share on the date of grant, such Option Agreement may also include limitations regarding the exercise of such Option and may provide that such exercise is subject to certain terms and restrictions, including but not limited to, an election, by specified date, of the Holder, regarding such Option, to the extent such terms and restrictions are required so as not cause the Option or the shares of Common Stock issuable pursuant to the exercise of such Option to be includable in the gross income of the Holder under Section 409A of the Code prior to such times or occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder (including, without limitation, Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder).

(b)        Deliveries upon Exercise.   All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i)         A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii)       Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

(iii)      Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(iv)       In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

(c)        Conditions to Delivery of Share Certificates.   The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i)         The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii)       The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(iii)      The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iv)       The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v)        The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

(d)        Termination of Relationship as a Service Provider.   If a Holder ceases to be a Service Provider other than by reason of the Holder’s disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e)        Disability of Holder.   If a Holder ceases to be a Service Provider as a result of the Holder’s disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(f)         Death of Holder.   If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g)        Regulatory Extension.   A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h)        Early Exercisability.   The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

(i)         Buyout Provisions.   Subject to the provisions of Section 18(d), the Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

11.        Non-Transferability of Options and Stock Purchase Rights.   Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

12.        Granting of Awards to Independent Directors.

(a)        Initial and Subsequent Grants.   During the term of the Plan, (i) a person who is initially elected to the Board as an Independent Director automatically shall be granted on the date of such initial election (A) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 18) (“Initial Option”) and (B) six thousand six hundred seventy (6,670) shares of Restricted Stock (subject to adjustment as provided in Section 18) (“Initial Restricted Stock Grant”) and (ii) each person who is an Independent Director immediately following an annual meeting of stockholders (provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such annual meeting) automatically shall be granted on the date of such annual meeting (A) an Option to purchase seven thousand five hundred (7,500) shares of Common Stock (subject to adjustment as provided in Section 18) (“Subsequent Option”) and (B) two thousand five hundred (2,500) shares of Restricted Stock (subject to adjustment as provided in Section 18) (“Subsequent Restricted Stock Grant”). Members of the Board who are employees of the Company who subsequently retire from the

Company and remain on the Board will not receive an Initial Option grant or Initial Restricted Stock Grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Subsequent Options and Subsequent Restricted Stock Grants as described in clause (ii) of the preceding sentence (with the date of retirement being deemed to be his or her date of initial election to the Board).

(b)        Committee Grants.   In addition to the grants in Section 12(a), during the term of the Plan:

(i)         the Independent Director who is serving as the Lead Director immediately following an annual meeting of stockholders automatically shall be granted on the date of such annual meeting five hundred (500) shares of Restricted Stock (subject to adjustment as provided in Section 18);

(ii)       the Independent Director who is serving as the Chair of the Audit Committee immediately following an annual meeting of stockholders automatically shall be granted on the date of such annual meeting (A) an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 18) and (B) five hundred (500) shares of Restricted Stock (subject to adjustment as provided in Section 18);

(iii)      each Independent Director who is serving as a member of the Audit Committee (other than the Chair of the Audit Committee) immediately following an annual meeting of stockholders automatically shall be granted on the date of such annual meeting an Option to purchase two thousand (2,000) shares of Common Stock (subject to adjustment as provided in Section 18);

(iv)       the Independent Director who is serving as the Chair of the Compensation Committee immediately following an annual meeting of stockholders automatically shall be granted on the date of such annual meeting (A) an Option to purchase two thousand (2,000) shares of Common Stock (subject to adjustment as provided in Section 18) and (B) five hundred (500) shares of Restricted Stock (subject to adjustment as provided in Section 18); and

(v)        each Independent Director who is serving as a member of the Compensation Committee (other than the Chair of the Compensation Committee) immediately following an annual meeting of stockholders automatically shall be granted on the date of such annual meeting an Option to purchase one thousand (1,000) shares of Common Stock (subject to adjustment as provided in Section 18).

The Options granted pursuant to this Section 12(b) shall each be referred to as an “Additional Option” and the shares of Restricted Stock granted pursuant to this Section 12(b) shall each be referred to as an “Additional Restricted Stock Grant.”

13.        Terms of Awards Granted to Independent Directors.

(a)        Options.   The per Share price of each Option granted to an Independent Director shall equal one-hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Initial Options (as defined in Section 12) granted to Independent Directors shall vest and become exercisable as follows: twenty-five percent (25%) of the shares subject to each Initial Option shall vest on the one year anniversary of the date of the Initial Option grant and one forty-eighth (1/48th) of the shares subject to each Initial Option (rounded down to the next whole number of shares) shall vest on the first day of each full month thereafter, such that each Initial Option shall be one-hundred percent (100%) vested on the on the first day of the forty-eighth (48th) month following its date of grant. Subsequent Options and Additional Options

(both as defined in Section 12) granted to Independent Directors shall vest and become exercisable as follows: one twelfth (1/12th) of the shares subject to each Subsequent Option and each Additional Option (rounded down to the next whole number of shares) shall vest on each monthly anniversary of the date of the Subsequent Option and Additional Option grants, such that each Subsequent Option and each Additional Option shall be one-hundred percent (100%) vested on the one year anniversary of its date of grant. Subject to Section 10, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at the time of an Independent Director’s termination of membership on the Board shall thereafter become exercisable.

(b)        Restricted Stock.   The Initial Restricted Stock Grant, Subsequent Restricted Stock Grant, and Additional Restricted Stock Grant shall be pursuant to the terms of a restricted stock agreement, which shall grant the Company the right to repurchase Shares issued pursuant to the Initial Restricted Stock Grant, Subsequent Restricted Stock Grant and Additional Restricted Stock Grant upon the termination of the director’s status as a Director for any reason (including death or disability). The purchase price for Shares repurchased by the Company pursuant to such repurchase right shall be at par value of the Shares, and the repurchase right shall lapse as to 1/3 of the Shares subject to the Initial Restricted Stock Grant, Subsequent Restricted Stock Grant, or Additional Restricted Stock Grant, as applicable, on each annual anniversary of the date of grant, until such time as the repurchase right shall lapse on the third anniversary of the date of grant. The Restricted Stock agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The Director shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her Initial Restricted Stock Grant, Subsequent Restricted Stock Grant, or Additional Restricted Stock Grant, as applicable, is entered upon the records of the duly authorized transfer agent of the Company.

14.        Stock Purchase Rights.

(a)        Rights to Purchase.   Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

(b)        Repurchase Right.   Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason. The purchase price for Shares repurchased by the Company pursuant to such repurchase right, if any, and the rate at which such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

(c)        Other Provisions.   The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)        Rights as a Shareholder.   Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 18 of the Plan.

15.        Restricted Stock Units.

Any Holder selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator.

(a)        The vesting of Restricted Stock Units shall be determined by the Administrator and may be linked to specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Restricted Stock Unit award will not be issued until the Restricted Stock Unit award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator.

(b)        Unless otherwise provided by the Administrator, a Holder awarded Restricted Stock Units shall have no rights as a Company stockholder with respect to such Restricted Stock Units until such time as the Restricted Stock Units have vested and the Common Stock underlying the Restricted Stock Units has been issued.

(c)        All Restricted Stock Units shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement. Such Award Agreement may also include limitations regarding the distribution of payments due pursuant to such Restricted Stock Units and may provide that such payments are subject to an election, by a certain date, of the Holder to whom such payment is to be awarded, to the extent such limitations and elections are required so as not cause any Restricted Stock Unit Award or the shares of Common Stock or cash issuable pursuant to any Restricted Stock Unit Award (or other amounts issuable or distributable) to be includable in the gross income of the Holder under Section 409A of the Code prior to such times or occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder (including, without limitation, Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder).

16.        Stock Appreciation Rights.

A Stock Appreciation Right may be granted to any Holder selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

(a)        Coupled Stock Appreciation Rights.   A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(i)         A CSAR may be granted to a Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(ii)       A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

(b)        Independent Stock Appreciation Rights.   An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, however, that, the Administrator in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following an Acquisition of the Company, or because of the Holder’s retirement, death or disability, or otherwise. An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

(c)        Payment and Limitations on Exercise, Distribution.   Payment of the amounts determined under Section 16(a) and 16(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

(i)         The Administrator shall determine the terms and procedures regarding the payment of amounts determined under Section 16(a) and 16(b) above, and may provide that such payments are subject to an election by the Holder to whom such payment is to be awarded, in accordance with this Section 16(c). Specifically, the Committee may provide for the deferral of the payment issuable pursuant to a Stock Appreciation Right at the election of the Holder to whom such award is to be awarded in accordance with the terms of this Section 16(c).

(A)       Subject to the paragraph (B) below, any election of a Holder to defer the issuance of payment pursuant to Stock Appreciation Right shall be made not later than the close of the taxable year preceding the first taxable year in which such Holder performs services for such Stock Appreciation Right or related Option, in the case of a CSAR.

(B)       In the case of the first year in which a Holder becomes eligible to participate in the Plan, any election of such Holder to defer the payment pursuant to a Stock Appreciation Right may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date such Holder becomes eligible to participate in the Plan.

(C)       A Holder, under such terms as the Administrator shall determine in its sole discretion, may elect to receive the shares of Common Stock or cash issuable pursuant to a Stock Appreciation Right upon one or more of the following events:

(i)         a date specified in such election,

(ii)       the termination of Holder,

(iii)      an Unforeseeable Emergency of such Holder;

(iv)       a Change in Control;

(v)        death; or

(vi)       Qualified Disability;

provided, however, in the case of a Holder who is a “key employee” as defined in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Company, the payment issuable pursuant to Holder’s termination shall not be made before the date which is six (6) months after the date of such termination.

(D)       A deferral election made by a Holder shall be irrevocable and shall not be amended, modified or terminated by such Holder.

(E)       Prohibition on Acceleration of Distributions. The terms regarding the issuance of payments pursuant to a Stock Appreciation Right shall not be amended, modified or terminated in any manner which permits the acceleration of the time or schedule of such issuance of shares of Common Stock or cash.

(F)       Limitation of Distributions. Notwithstanding the provisions of this section, shares of Common Stock or cash shall be issuable pursuant to a Stock Appreciation Right at such times or upon such events as are specified in Section 16(c)(i)(C) above and the terms of the Award Agreement only to the extent the issuance or distribution at such times or upon such events under such terms will not cause the Award or the shares of Common Stock or cash issuable pursuant to the Award (or other amounts issuable or distributable) to be includable in the gross income of the Holder under Section 409A of the Code prior to such times or occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder (including, without limitation, Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder).

(G)      For purposes of this Section 16, the “Unforeseeable Emergency” of a Holder shall mean a severe financial hardship to such Holder resulting from:  (i) an illness or accident of such Holder, or the spouse or a dependent (as defined in Code Section 152(a)) of such Holder, (ii) the loss of such Holder property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of such Holder. For purposes of this Section 16, “Qualified Disability” shall mean the Holder is “disabled,” as such term is defined in Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder. For purposes of this Section 16, “Change in Control” shall mean a change in control as defined as in Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder.

17.        Other Awards.

(a)        Performance Share Awards.   Any Holder selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of Shares or in a dollar value of Shares and which may be linked to any one or more specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Holder.

(b)        Dividend Equivalents.   Any Holder selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.

Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

(c)        Stock Payments.

Any Holder selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

18.        Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a)        In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)         the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

(ii)       the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)      the grant or exercise price with respect to any Award.

(b)        In the event of any transaction or event described in Section 18(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, and to the extent allowed by Section 409A of the Code and any applicable regulations thereunder, to the extent applicable, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i)         To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been obtained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)       To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)      To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)       To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; and

(v)        To provide that immediately upon the consummation of such event, such Award shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Award shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Award Agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

(c)        Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or Common Stock certificate, as it may deem equitable and in the best interests of the Company.

(d)        If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 18(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Awards or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by Holders in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Awards terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Awards outstanding under the Plan, such rights shall be terminated if not exercised prior to the closing of the Acquisition. Notwithstanding the assumption or substitution of Options granted to Service Providers other than Independent Directors pursuant to the foregoing provisions, any Options or shares of Restricted Stock granted to Independent Directors pursuant to Section 12 which are outstanding immediately prior to the closing of the Acquisition shall not be assumed or substituted for, shall be accelerated and made fully vested and/or exercisable, as applicable, at least ten (10) days prior to the closing of the Acquisition and shall terminate if not exercised prior to the closing of such Acquisition.

(e)        The existence of the Plan or any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

19.        Time of Granting Awards.   The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

20.        Amendment and Termination of the Plan.

(a)        Amendment and Termination.   The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 18, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7.

(b)        Savings Clause.   Notwithstanding anything to the contrary in the Plan or any Award Agreement relating to an outstanding Award, if and to the extent the Administrator shall determine that the terms of any Award may result in the failure of the such Award to comply with the requirements of Section 409A of the Code, or any applicable regulations or guidance promulgated by the Secretary of the Treasury in connection therewith, the Administrator shall have authority to take such action to amend, modify, cancel or terminate the Plan or any Award as it deems necessary or advisable, including without limitation:

(i)         Any amendment or modification of the Plan or any Award to conform the Plan or such Award to the requirements of Section 409A of the Code or any regulations or other guidance thereunder (including, without limitation, any amendment or modification of the terms of any Award regarding vesting, exercise, or the timing or form of payment).

(ii)       Any cancellation or termination of any unvested Award, or portion thereof, without any payment to the Holder holding such Award.

(iii)      Any cancellation or termination of any vested Award, or portion thereof, with immediate payment to the Holder holding such Award of the amount otherwise payable upon the immediate exercise of any such Award, or vested portion thereof, by such Holder.

(iv)       Any such amendment, modification, cancellation, or termination of the Plan or any Award may adversely affect the rights of a Holder with respect to such Award without the Holder’s consent.

(c)        Stockholder Approval.   The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(d)        Effect of Amendment or Termination.   Except as provided in Section 18(b), above, no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

(e)        Repricing Prohibited.   Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company no Award may be amended to reduce the per Share exercise price of the Shares subject to such Award below the per Share exercise price as of the date the Award is granted. In addition, absent approval of the stockholders of the Company no Award may be granted in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per Share exercise price.

21.        Stockholder Approval.   The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that Options, Stock Purchase Rights and Restricted Stock not previously authorized under the Plan shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, any Options, Stock Purchase Rights and Restricted Stock previously granted or awarded but not previously authorized under the Plan shall thereupon be canceled and become null and void.

22.        Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.        Reservation of Shares.   The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

24.        Investment Intent.   The Company may require a Plan Holder, as a condition of exercising or acquiring stock under any Award, (i) to give written assurances satisfactory to the Company as to the Holder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising rights under any Award; and (ii) to give written assurances satisfactory to the Company stating that the Holder is acquiring the stock subject to the Award for the Holder’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

25.        Governing Law.   The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State  of Delaware without regard to otherwise governing principles of conflicts of law.

Appendix B

CONCEPTUS, INC.

THIRD AMENDMENT TO
1995 EMPLOYEE STOCK PURCHASE PLAN

1995 Employee Stock Purchase Plan
Adopted: November 22, 1995
Approved By Stockholders: January 1996
First Amendment to Employee Stock Purchase Plan
Adopted: March 23, 2004
Second Amendment to Employee Stock Purchase Plan
Adopted: March 23, 2004
Approved by Stockholders:   June 1, 2004
Third Amendment to Employee Stock Purchase Plan
Adopted: April 3, 2006
Approved by Stockholders: June      , 2006

Effective July 1, 2006, pursuant to Sections 19 and 20 of the 1995 Employee Stock Purchase Plan (the “Purchase Plan”) of Conceptus, Inc. (the “Company”), the Company hereby amends the Purchase Plan as follows:

1. The first sentence of Section 13(a) is hereby amended to read in its entirety as follows:

“The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 510,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19.”

* * * * * * * * *

I hereby certify that the foregoing Third Amendment to the Purchase Plan was duly adopted by the Board of Directors of the Company effective as of April 3, 2006 and by the stockholders of the Company effective as of June     , 2006.

Executed on this        day of June, 2006.

Michael W. Hall, Secretary

B-1

Appendix C

CONCEPTUS, INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (“Charter”) was adopted by the Board of Directors (the “Board”) of Conceptus, Inc. (the “Company”) on April 16, 2003, and amended on February 17, 2005 and December 16, 2005.

I.                                Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements, including requirements for implementing effective internal controls over financial reporting and programs to detect fraud; (iii) the independent auditor’s qualifications and independence; (iv) and the performance of the Company’s independent auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the external auditor and the financial management of the Company.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles in the United States (“GAAP”) and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with GAAP and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.                           Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the “independence” requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the Committee, including the Chair of the Committee (the “Chair”), shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.                      Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, any financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

Minutes of each meeting will be maintained by legal counsel and provided to the Audit Committee and the Board in a timely manner.

IV.                        Powers and Responsibilities

Interaction with the Independent Auditor

1.          Appointment and Oversight.   The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.          Pre-Approval of Services.   Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3.          Independence of Independent Auditor.   The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)         The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii)       The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii)      The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv)       The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v)        The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4.          Meetings with Management and the Independent Auditor.

(i)         The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii)       The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii)      The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5.          Separate Meetings with the Independent Auditor.

(i)         The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii)       The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii)      The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6.          Recommendation to Include Financial Statements in Annual Report.   The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7.          Meetings with Management and the Independent Auditor.   The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

8.          The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information). The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

9.          The Committee shall review all related-party transactions on an ongoing basis and all such transactions must be approved by the Committee.

10.        The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

11.        The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

12.        The Committee shall request assurances from management and the independent auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

13.        The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

14.        The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

15.        The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

16.        The Committee shall review management’s anti-fraud program including identification of fraud risks and implementation of anti-fraud measures.

17.        Identify the potential for management’s over-ride of controls and other inappropriate influence.

18.        The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

19.        The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

20.        The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

21.        The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

22.        The Committee shall endorse and encourage education and dialog relative to emerging issues and facilitate knowledge of Audit Committee members and the Board on such pertinent issues.

PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONCEPTUS, INC. FOR THE ANNUAL MEETING TO BE HELD ON JUNE 7, 2006	PROXY

The undersigned hereby appoints Mark Sieczkarek and Kathryn Tunstall, or either of them, as lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Conceptus, Inc. (the “Company”) to be held on June 7, 2006, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 will be voted in the discretion of the proxies upon such matters as may properly come before the Annual Meeting.

(Continued and to be signed on the other side)

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Please mark
your votes as	[X]
indicated in
this example.

1.	ELECTION OF DIRECTORS	For	Withhold for all
Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:
01 Kathryn A. Tunstall
02 Robert V. Toni

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.	For	Against	Abstain

3.	Proposal to approve the Eighth Amended and Restated 2001 Equity Incentive Plan.	For	Against	Abstain

4.	Proposal to approve Third amendment to the 1995 Employee Stock Purchase Plan.	For	Against	Abstain

I PLAN TO ATTEND THE MEETING		[ ]

Receipt is hereby acknowledged of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement for the Annual Meeting to be held on June 7, 2006.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

Signature(s)	Dated	, 2006

Note: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, or guardian, or in any other representative capacity, please give full title as such and sign your own name as well. Joint owners should each sign.

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